[GRAPHIC OMITTED][GRAPHIC OMITTED]

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                                                         Registered Office as above
                                                   Registered with unlimited liability in England under No. 2500199
                                                       Authorised and regulated by The Financial Services Authority

VAT No: GB 447 0737 41
CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

                                               FACSIMILE COVER SHEET

To:                                 Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the RALI Series
                                    2007-QH6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series
                                    2007-QH6

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               25 June 2007

Pages (including cover page):               7

Our Reference No: External ID: 53251885N3 / Risk ID: 447862035

Credit Suisse  International  has entered into a transaction  with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you  agree  with the  terms  specified  therein,  PLEASE  ARRANGE  FOR THE  CONFIRMATION  TO BE  SIGNED BY YOUR
AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                                                   FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370                                             Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603                                              (212) 538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com                               Facsimile number: (212) 325-8173

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible for delivering the message to the intended  recipient, you are  hereby  notified  that any  dissemination,  distribution  or  copying of this  communication  is  strictly prohibited.  If you have received  this  communication  in error,  please  notify us  immediately  by telephone and return the original message to us by mail. Thank you.

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.csfb.com

                                                                                                       28 June 2007

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust
Trustee on behalf of the Supplemental Interest Trust with respect to the RALI Series 2007-QH6 Trust, Mortgage
Asset-Backed Pass-Through Certificates, Series 2007-QH6

External ID: 53251885N3

___________________________________________________________________________

Dear Sir/Madam

The  purpose  of this  letter  agreement  (this  "Confirmation")  is to  confirm  the terms and  conditions  of the
Transaction  entered into  between us on the Trade Date  specified  below (the  "Transaction").  This  Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS  CONFIRMATION  "CSIN" MEANS CREDIT  SUISSE  INTERNATIONAL  AND  "COUNTERPARTY"  MEANS  DEUTSCHE BANK TRUST
COMPANY AMERICAS,  NOT IN ITS INDIVIDUAL  CAPACITY BUT SOLELY AS SUPPLEMENTAL  INTEREST TRUST TRUSTEE ON BEHALF OF
THE  SUPPLEMENTAL  INTEREST  TRUST  WITH  RESPECT  TO  THE  RALI  SERIES  2007-QH6  TRUST,  MORTGAGE  ASSET-BACKED
PASS-THROUGH CERTIFICATES, SERIES 2007-QH6

1.       The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.  References  herein to a  "Transaction"  shall be deemed to be references to a "Swap  Transaction"
         for the purposes of the 2000 ISDA Definitions.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 June 2007 as amended  and  supplemented  from time to time (the  "Agreement"),  between  you and us.
         All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         Credit Suisse  International  and Counterparty  each represents to the other that it has entered into this
         Swap  Transaction in reliance upon such tax,  accounting,  regulatory,  legal,  and financial advice as it deems necessary and not upon any view expressed by the other.

2        The terms of the particular Transaction to which this Confirmation relates are as follows:

                  Notional Amount:                     USD  575,327,680.35,  subject to  amortization as set out in the Additional Terms

                   Trade Date:                         25 June 2007

                                                              Registered Office as above
                                                   Registered with unlimited liability in England under No. 2500199
                                                       Authorised and regulated by The Financial Services Authority
                                                                                             VAT No: GB 447 0737 41

                   Effective Date:                     28 June 2007

                  Termination Date:                    25 June 2012.

         Floating Amounts

                  Floating Rate Payer:                 CSIN

                  Floating Rate
                  Period End Dates:                    The 25th day of each month,  commencing  on 25 August  2007, and  ending  on the  Termination  Date,  inclusive,  in each
                                                       case  subject  to   adjustment   in   accordance   with  the
                                                       Following Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:                       One  Business  Day prior to each Fixed Rate Payer Period End
                                                       Date

                  Floating Rate Payer
                  Initial Calculation Period:          From  and  including  25  July  2007  to but  excluding  the
                                                       Period  End  Date  scheduled  to occur  on 27  August  2007, subject  to  adjustment  in  accordance  with the  Following
                                                       Business Day Convention.

                  Floating Rate Option:                USD-LIBOR-BBA

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation Period.

                  Compounding:                         Inapplicable

         Fixed Amounts:

                  Fixed Rate Payer:                     Counterparty

                  Fixed Rate Payer
                  Period End Dates:                    The 25th day of each month,  commencing  on 25 August  2007, and  ending  on the  Termination  Date,  inclusive,  in each case subject to No Adjustment.

                  Fixed Rate Payer
                  Payment Dates:                       One  Business  Day prior to each Fixed Rate Payer Period End
                                                       Date

                  Fixed Rate Payer
                  Initial Calculation Period:          From  and  including  25  July  2007  to but  excluding  the
                                                       Period  End  Date  scheduled  to occur  on 25  August  2007, subject to No Adjustment.

                  Fixed Rate:                          5.465%

                  Fixed Rate
                  Day Count Fraction:                  Actual/360

         Business Days:                                New York

         Calculation Agent:                            CSIN

         Other Provisions:                             CSIN shall pay the sum of USD 1,705,000.00 (the
                                                       "Upfront Amount") to Counterparty on 28 June
                                                       2007.  For the avoidance of doubt, CSIN's
                                                       payment obligations with respect to the foregoing
                                                       payment has been satisfied prior to the date of this
                                                       Confirmation.

3.       Account Details:

                  Payments to CSIN:                    The Bank of New York
                                                       Fed Wire ABA: 021 000 018
                                                       CHIPS ABA: 001
                                                       Account Number: 890-0360-968

                  Payments to Counterparty:            Deutsche Bank Trust Company Americas
                                                       ABA 021-001-033
                                                       A/C # 01419663
                                                       A/C Name NYLTD Funds Control - Stars West
                                                       Ref: RALI 2007-QH6

         For the purpose of facilitating this  Transaction,  an Affiliate of CSIN, which is organized in the United
         States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this  Transaction  and shall have no  responsibility  or liability  to the parties as a principal  with respect to this Transaction.

         Credit Suisse  International  is authorised  and  regulated by the  Financial  Services  Authority and has entered into this  transaction  as principal.  The time at which the above  transaction  was executed will be notified to Counterparty on request.

                                                      ADDITIONAL TERMS

----------------------------------------------------------------- -----------------------------------------------
CALCULATION PERIOD UP TO BUT EXCLUDING THE PERIOD END DATE*                      NOTIONAL (USD):
                         OCCURRING ON:
----------------------------------------------------------------- -----------------------------------------------
                         25-August-2007                                           575,327,680.35
                       25-September-2007                                          554,434,964.94
                        25-October-2007                                           534,301,766.53
                        25-November-2007                                          514,900,310.12
                        25-December-2007                                          496,203,842.07
                        25-January-2008                                           478,186,592.35
                        25-February-2008                                          460,823,738.19
                         25-March-2008                                            444,091,369.04
                         25-April-2008                                            427,966,452.93
                          25-May-2008                                             412,426,804.02
                          25-June-2008                                            397,451,051.27
                          25-July-2008                                            383,018,608.49
                         25-August-2008                                           369,109,645.23
                       25-September-2008                                          355,705,058.99
                        25-October-2008                                           342,786,448.32
                        25-November-2008                                          330,336,086.94
                        25-December-2008                                          318,336,898.88
                        25-January-2009                                           306,772,434.44
                        25-February-2009                                          295,626,847.14
                         25-March-2009                                            284,884,871.47
                         25-April-2009                                            274,531,801.48
                          25-May-2009                                             264,553,470.13
                          25-June-2009                                            254,936,229.49
                          25-July-2009                                            245,666,931.56
                         25-August-2009                                           236,732,909.89
                       25-September-2009                                          228,121,961.84
                        25-October-2009                                           219,822,331.50
                        25-November-2009                                          211,822,693.24
                        25-December-2009                                          204,112,135.90
                        25-January-2010                                           196,680,147.51
                        25-February-2010                                          189,516,600.62
                         25-March-2010                                            182,611,297.50
                         25-April-2010                                            175,955,309.47
                          25-May-2010                                             169,538,756.88
                          25-June-2010                                            163,353,791.84
                          25-July-2010                                            157,388,951.11
                         25-August-2010                                           151,639,398.65
                       25-September-2010                                          146,097,314.91
                        25-October-2010                                           140,755,166.08
                        25-November-2010                                          135,605,451.20
                        25-December-2010                                          130,641,238.02
                        25-January-2011                                           125,854,032.40
                        25-February-2011                                          121,237,770.89
                         25-March-2011                                            116,787,983.85
                         25-April-2011                                            112,472,357.41
                          25-May-2011                                             108,310,939.03
                          25-June-2011                                            104,300,444.94
                          25-July-2011                                            100,434,913.19
                         25-August-2011                                           96,708,392.42
                       25-September-2011                                          93,116,984.96
                        25-October-2011                                           89,650,964.84
                        25-November-2011                                          86,307,254.54
                        25-December-2011                                          83,083,310.10
                        25-January-2012                                           79,942,330.06
                        25-February-2012                                          76,809,111.16
                         25-March-2012                                            73,754,283.03
                         25-April-2012                                            70,812,367.54
                          25-May-2012                                             67,982,509.69
                          25-June-2012                                            65,256,385.40
----------------------------------------------------------------- -----------------------------------------------

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Deutsche Bank Trust Company  Americas,  not in its individual  capacity but solely as  Supplemental  Interest Trust
Trustee on behalf of the  Supplemental  Interest  Trust with respect to the RALI Series  2007-QH6  Trust,  Mortgage
Asset-Backed Pass-Through Certificates, Series 2007-QH6

By:________________________________
     Name:
     Title:

Our Reference No: External ID: 53251885N3 / Risk ID: 447862035

* Subject to adjustment in accordance with the Following Business Day Convention in respect of Floating Rate
                                              Payer Period End Date.

                                              ELECTIONS AND VARIABLES
                                         TO THE ISDA CREDIT SUPPORT ANNEX
                                             DATED AS OF 28 JUNE, 2007
                                                      BETWEEN

                                                                                  DEUTSCHE BANK TRUST COMPANY AMERICAS,  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                     CREDIT SUISSE INTERNATIONAL                        and       AS SUPPLEMENTAL  INTEREST TRUST TRUSTEE ON BEHALF OF THE  SUPPLEMENTAL  INTEREST
                                                                                  TRUST WITH  RESPECT TO THE RALI SERIES  2007-QH6  TRUST,  MORTGAGE  ASSET-BACKED
                                                                                  PASS-THROUGH CERTIFICATES, SERIES 2007-QH6
               _______________________________________                                               _________________________________________
                             ("Party A")                                                                            ("Party B")

PARAGRAPH 13.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".

         The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                  (A)      "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

(I)      the words  "upon a demand made by the Secured  Party on or promptly  following a Valuation  Date" shall be deleted  and  replaced  with the words "not later than the close of business on each Valuation Date";

                           (II)     the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending
                                    "(ii) the Value as of that  Valuation Date of all Posted Credit Support held by the Secured  Party."  shall be deleted in its entirety  and  replaced  with the following:

                                    "The  "Delivery  Amount"  applicable to the Pledgor for any Valuation Date will equal the greatest of:

                                   (1)      the  amount by which (a) the  Moody's  Credit  Support  Amount for such
                                            Valuation  Date  exceeds (b) the Moody's  Value,  as of such  Valuation
                                            Date, of all Posted Credit Support held by the Secured Party; and

                                   (2)      the  amount  by  which  (a) the S&P  Credit  Support  Amount  for  such
                                            Valuation Date exceeds (b) the S&P Value,  as of such  Valuation  Date, of all Posted Credit Support held by the Secured Party"; and

                           (III)    if, on any Valuation  Date, the Delivery Amount equals or exceeds the Pledgor's
                                    Minimum  Transfer  Amount,  the Pledgor  will  transfer  to the  Secured  Party sufficient Eligible Credit Support to ensure that,  immediately  following such transfer, the Delivery Amount shall be zero.

                  (B)      "Return Amount" has the meaning specified in Paragraph 3(b), except that:

(I)      the sentence  beginning "Unless  otherwise  specified in Paragraph 13" and ending "(ii) the Credit Support
                                    Amount." shall be deleted in its entirety and replaced with the following:

                                    "The "Return  Amount"  applicable to the Secured  Party for any Valuation  Date will equal the least of:

                                   (1)      the amount by which (a) the Moody's Value,  as of such Valuation  Date, of all Posted  Credit  Support  held by the Secured  Party  exceeds (b)
                                            the Moody's Credit Support Amount for such Valuation Date; and

                                   (2)      the amount by which (a) the S&P Value,  as of such  Valuation  Date, of all Posted  Credit  Support held by the Secured  Party  exceeds (b) the
                                            S&P Credit Support Amount for such Valuation Date"; and

                           (II)     in no event shall the Secured  Party be required to transfer any Posted  Credit
                                   Support under  Paragraph  3(b) if,  immediately  following  such  transfer,  the
                                   Delivery Amount would be greater than zero.

                  (C)      Paragraph  4(b) is hereby  amended  by the  insertion  of the words "(i) in respect of a
                  Transfer  pursuant to Paragraph 3(b),"  immediately  prior to the words "if a demand for" and the insertion  of the words "; and (ii) in respect of a Transfer  pursuant  to  Paragraph  3(a),  the relevant  Transfer  will be made not later than the close of business on the Local  Business  Day following the Valuation Date" immediately prior to the period.

                  (D)      The term "Credit Support Amount" shall not apply.

                  (E)      MOODY'S CREDIT SUPPORT AMOUNT means, for any Valuation Date:

                           (i)      if the  Moody's  Threshold  for such  Valuation  Date is zero and  either (a) a
                                    Moody's  Rating  Event  is not  continuing  or (b) a  Moody's  Rating  Event is continuing  but less  than 30 Local  Business  Days  have  elapsed  since  such
                                    Moody's Rating Event first  occurred,  an amount in USD equal to the greater of
                                    (1) the sum of (a) the Secured Party's  Exposure and (b) the aggregate of First
                                    Trigger  Collateral  Amounts (as defined below) for all Transactions  hereunder and (2) zero;

(ii)     so long as a Moody's  Ratings  Event has occurred and is  continuing  and 30 or more Local  Business  Days have elapsed since such Moody's Rating Event first  occurred,  an amount in USD equal to the  greatest of (1) the sum of (a) the Secured  Party's  Exposure and
                                    (b) the aggregate of Second Trigger  Collateral  Amounts (as defined below) for all  Transactions  hereunder,  (2) an aggregate  amount equal to the sum of the
                                    Floating  Amount payable by Party A pursuant to each  Transaction  hereunder in respect of the first  Floating Rate Payer Payment Date scheduled to occur on or after such Valuation Date and (3) zero; or

(iii)    if the Moody's Threshold for such Valuation Date is infinity, zero.

                  (F)      S&P CREDIT SUPPORT AMOUNT means, for any Valuation Date:

                           (i)      if the S&P Threshold for such Valuation Date is zero and either (i) an S&P
                                    Ratings Event is not continuing or (ii) an S&P Ratings Event is continuing but such S&P Ratings Event was not continuing when this Annex was executed and less than 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, an amount equal to the Secured Party's Exposure;

                           (ii)     if the S&P Threshold for such Valuation Date is zero and either  (i) an S&P
                                    Ratings Event has occurred and is continuing and (ii) either such S&P Ratings
                                    Event was continuing when this Annex was executed or 10 or more Local Business
                                    Days have elapsed since such S&P Ratings Event first occurred, an amount equal to 125% of the Secured Party's Exposure; or

                           (iii)    if the S&P Threshold is infinity, zero.

                  (G)      Reserved.

                  (H)      Certain definitions:

                  FIRST TRIGGER  COLLATERAL AMOUNT means, in respect of each Transaction  hereunder on any date, an amount in USD equal to the Notional  Amount of such  Transaction  on such date  multiplied by the
                  Applicable Percentage set forth in the table in Exhibit A hereto.

                  MOODY'S VALUE  means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent,  the multiplied by the applicable Moody's Valuation Percentage.

                  S&P VALUE  means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent, or in the case of Cash the amount thereof, multiplied by the applicable S&P Valuation Percentage.

                  SECOND TRIGGER  COLLATERAL  AMOUNT means, in respect of each  Transaction  hereunder on any date, an amount in USD equal to the Notional  Amount of such  Transaction  on such date  multiplied  by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

         (ii)     ELIGIBLE  COLLATERAL.  On any date,  the  following  items will qualify as "ELIGIBLE  COLLATERAL"
                  for  Party A (all Eligible Collateral to be denominated in USD):

                  (A)      VALUATION PERCENTAGE S&P

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                                                                                                                 S&P COLLATERALIZATION      S&P RATINGS
                                                           INSTRUMENT                                                    EVENT                 EVENT
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  (i)      Cash                                                                                           100%                  80%
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                   (ii)    Coupon-bearing  negotiable debt  obligations  issued after 18 July 1984 by the U.S.           98.0%                 78.4%
                           Treasury Department having a residual maturity on such date of less than 5 years
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  (iii)    Coupon-bearing  negotiable debt  obligations  issued after 18 July 1984 by the U.S.           92.6%                 74.1%
                           Treasury  Department  having a residual  maturity  on such date equal to or greater than 5 years but less than or equal to 10 years
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  S&P  VALUATION  PERCENTAGE  means,  with respect to a Valuation  Date and each  instrument in the above table (i) so long as the S&P  Threshold for such  Valuation  Date is zero and either (A) an
                  S&P Ratings Event is not  continuing  or (B) an S&P Ratings Event is continuing  but less than 10
                  Local Business Days have elapsed since such S&P Ratings Event first occurred,  the  corresponding percentage  for such  instrument  in the column headed "S&P  Collateralization  Event" or (ii) so long as the S&P Threshold for such  Valuation  Date is zero (A) an S&P Ratings Event has occurred and is  continuing  and (B) at least 10 Local  Business  Days have elapsed since such S&P Ratings
                  Event first occurred, the corresponding percentage in the column headed "S&P Ratings Event."

                  (B)      VALUATION PERCENTAGE MOODY'S

                                           MOODY'S COLLATERALIZATION EVENT              MOODY'S RATINGS EVENT
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                             INTRUMENT                       DAILY                   WEEKLY                DAILY                 WEEKLY
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                         U.S. Dollar Cash                     100%                    100%                 100%                   100%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                    Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                            < 1 Year                       100%                    100%                 100%                   100%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           1 to 2 years                       100%                    100%                  99%                   99%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           2 to 3 years                       100%                    100%                  98%                   98%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           3 to 5 years                       100%                    100%                  97%                   97%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           5 to 7 years                       100%                    100%                  96%                   95%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           7 to 10 years                      100%                    100%                  94%                   94%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                          10 to 20 years                      100%                    100%                  90%                   89%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                        More than 20 years                    100%                    100%                  88%                   87%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                   Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                          All Maturities                      100%                    100%                  99%                   99%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------

                  MOODY'S  VALUATION  PERCENTAGE means, with respect to a Valuation Date and each instrument in the above table (i) so long as the Moody's  Threshold for such  Valuation Date is zero and either (A)
                  a Moody's  Ratings Event is not continuing or (B) a Moody's  Ratings Event is continuing but less than 30 Local  Business Days have elapsed since such Moody's  Ratings Event first  occurred,  the corresponding  percentage  for such  instrument in the column headed  "Moody's  Collateralization
                  Event" or (ii) so long as (A) a Moody's  Ratings Event has occurred and is continuing  and (B) at least 30 Local Business Days have elapsed since such Moody's  Ratings Event first  occurred,  the corresponding percentage in the column headed "Moody's Ratings Event."

(III)    OTHER ELIGIBLE SUPPORT.  None.

         (iv)     THRESHOLDS.

                  (A)      "INDEPENDENT AMOUNT" means with respect to Party A:  Not applicable.

                           "INDEPENDENT AMOUNT" means with respect to Party B:  Not applicable.

                  (B)      "MOODY'S THRESHOLD"  means, with respect to Party A and any Valuation Date, if a
                          Moody's Collateralization Event has occurred and is continuing and such
                          Collateralization Event has been continuing for at least 30 Local Business Days or since this Annex was executed, zero; otherwise, infinity.

                          "S&P  THRESHOLD"  means,  with respect to Party A and any  Valuation  Date, if (i) an S&P
                           Collateralization  Event  has  occurred  and is  continuing  and such  Collateralization
                           Event has been  continuing  for at least 10 Local  Business Days or since this Annex was executed,  or (ii) if an S&P Ratings Event has occurred and is  continuing  and such S&P
                           Ratings  Event has been  continuing  for at least 10 Local  Business  Days or since this
                           Annex was executed, zero; otherwise, infinity.

                  (D)     Reserved.

                  (E)      "MINIMUM  TRANSFER  AMOUNT"  means  USD  100,000  with  respect  to Party A and Party B;
                            provided,  however,  that if the  Certificate  Principal  Balance  of the  Certificates
                            rated by S&P  ceases to be more than USD  50,000,000,  the  "MINIMUM  TRANSFER  AMOUNT"
                            shall be USD 50,000.

                  (F)      ROUNDING.  The Delivery  Amount will be rounded up to the nearest  integral  multiple of
                           USD 10,000.  The Return  Amount will be rounded  down to the nearest  integral  multiple of USD 1,000.

(c)      VALUATION AND TIMING.

         (i)      "VALUATION  AGENT" means Party A.  Calculations  by Party A will be made by reference to commonly accepted market sources.

         (ii)     "VALUATION DATE" means,

                  (A)      If the Moody's  Threshold is zero  (regardless of the value of the S&P Threshold),  each
                           Local Business Day; and

                  (B)      Subject to paragraph A above if S&P  Threshold is zero,  the last Local  Business Day of each calendar week.

         (iii)    "VALUATION  TIME"  means the close of business  in the city of the  Valuation  Agent on the Local
                  Business Day before the Valuation Date or date of calculation,  as applicable,  provided that the calculations  of Value and Exposure  will be made as of  approximately  the same time on the same date.

         (iv)     "NOTIFICATION TIME" means 4:00 p.m., London time, on a Local Business Day.

(d)      CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.

         No events shall constitute a "Specified Condition."

(e)      SUBSTITUTION.

         (i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     CONSENT.  The  Pledgor  must  obtain  the  Secured  Party's  prior  consent  to any  substitution pursuant  to  Paragraph  4(d) and  shall  give to the  Secured  Party not less than two (2) Local
                  Business  Days'  notice  thereof  specifying  the items of Posted  Credit  Support  intended  for substitution.

(f)      DISPUTE RESOLUTION.

         (i)      "RESOLUTION TIME" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     VALUE.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of Eligible
                  Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof; and

                  (B)      with respect to any Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last bid price on such date for such  securities  on the principal  national  securities exchange on which such  securities are listed,  multiplied by the  applicable  Valuation
                           Percentage  or (y) where any such  securities  are not listed on a  national  securities exchange,  the bid price for such securities  quoted as at the close of business on such date by any principal  market maker for such securities  chosen by the Valuation  Agent, multiplied  by the  applicable  Valuation  Percentage  or (z) if no such  bid  price  is listed or quoted  for such  date,  the last bid price  listed or quoted (as the case may
                           be),  as of the day next  preceding  such  date on which  such  prices  were  available;
                           multiplied by the  applicable  Valuation  Percentage;  plus (b) the accrued  interest on such  securities  (except to the extent that such  interest  shall have been paid to the
                           Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

         (iii)    ALTERNATIVE.  The  provisions  of Paragraph 5 will apply,  provided  that the  obligation  of the appropriate  party to deliver  the  undisputed  amount to the other party will not arise prior to the time that would  otherwise  have applied to the Transfer  pursuant to, or deemed made,  under
                  Paragraph 3 if no dispute had arisen.

(g)      HOLDING AND USING POSTED COLLATERAL.

         (i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS:

                  The  Supplemental  Interest Trust Trustee (as defined in the PSA) will be entitled to hold Posted
                  Collateral  pursuant to Paragraph  6(b). If at any time the  Supplemental  Interest Trust Trustee does not have a  short-term  unsecured  and  unsubordinated  debt  rating of "A-1" from S&P,  the
                  Supplemental  Interest Trust Trustee shall, within 60 calendar days of such rating downgrade,  be replaced as custodian by an entity with a short-term  unsecured  and  unsubordinated  debt rating of "A-1" from S&P.

         (ii)     USE OF  POSTED  COLLATERAL.  The  provisions  of  Paragraph  6(c)  will  not  apply  to  Party B;
                  provided,  however,  that if  Party  A  delivers  Posted  Collateral  in  book-entry  form,  then
                  Paragraph  6(c)(ii) will apply to Party B and its Custodian,  and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i)      INTEREST RATE. The "INTEREST  RATE" will be the annualized  rate of return  actually  achieved on
                  Posted Collateral in the form of Cash during the relevant Interest Period.

         (ii)     TRANSFER OF  INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount will be made on any Local
                  Business  Day on which  Posted  Collateral  in the  form of Cash is  Transferred  to the  Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

         (iii)    ALTERNATIVE TO INTEREST AMOUNT.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).

         There are no additional representations by either party.

(j)      DEMANDS AND NOTICES.

         All demands,  specifications  and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

         (i)  shall be given to or made at the following addresses:

         If to Party A:

                  Address: One Cabot Square
                                    London E14 4QJ
                                    England

                  Telephone:        44 20 7888 3083
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         If to Party B:

                  As set forth in Part 4(a) of the Schedule;

         or at such other  address  as the  relevant  party may from time to time  designate  by giving  notice (in accordance with the terms of this paragraph)  to the other party;

         (ii)     shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business Day or after the  Notification  Time on any Local  Business  Day in which event such notice  shall be deemed to be effective on the next succeeding Local Business Day.

(k)      ADDRESS FOR TRANSFERS.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B: [To be notified to Party A by Party B at the time of the request for the Transfer.]

(l)      OTHER PROVISIONS.

         (i)      ADDITIONAL DEFINITIONS

                  As used in this Annex:

                  "EQUIVALENT  COLLATERAL" means, with respect to any security  constituting  Posted Collateral,  a security of the same issuer and, as applicable,  representing  or having the same class,  series, maturity,  interest rate,  principal amount or liquidation value and such other provisions as are necessary  for that  security and the security  constituting  Posted  Collateral to be treated as equivalent in the market for such securities;

                  "LOCAL  BUSINESS  DAY"  means:  (i) any day on which  commercial  banks  are  open  for  business
                  (including  dealings in foreign  exchange and foreign currency  deposits) in London,  and (ii) in relation  to a Transfer  of  Eligible  Collateral,  a day on which the  clearance  system  agreed between  the  parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible
                  Collateral for which delivery is  contemplated  by other means, a day on which  commercial  banks are open for business  (including  dealings for foreign exchange and foreign  currency  deposits)
                  in New York and such other places as the parties shall agree); and

                  "TRANSACTION-SPECIFIC  HEDGES" has the meaning  given to such term in "Framework  for  De-linking
                  Hedge  Counterparty  Risks  from  Global  Structured   Finance  Cashflow   Transactions   Moody's
                  Methodology" published by Moody's Investors Service and dated May 25, 2006.

         (ii)     EVENTS OF DEFAULT

                  Paragraph  7 will not  apply to cause any  Event of  Default  to exist  with  respect  to Party B except  that  Paragraph  7(i) will apply to Party B solely in  respect  of Party B's  obligations under  Paragraph 3(b)  of the Credit Support Annex.  Notwithstanding  anything to the contrary in
                  Paragraph  7, any  failure by Party A to comply  with or perform  any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex shall only be an Event of Default if a Moody's  Ratings  Event has occurred and is continuing  and at least 30 Local  Business Days have elapsed since such Moody's Ratings Event first occurred.
..
         (iii)    RETURN OF FUNGIBLE SECURITIES

                  In lieu of  returning to the Pledgor  pursuant to  Paragraphs  3(b),  4(d), 5 and 8(d) any Posted
                  Collateral comprising securities the Secured Party may return Equivalent Collateral.

         (iv)     COVENANTS OF THE PLEDGOR

                  So long as the  Agreement  is in  effect,  the  Pledgor  covenants  that it will keep the  Posted
                  Collateral  free from all  security  interests  or other  encumbrances  created  by the  Pledgor, except the security interest created hereunder and any security  interests or other  encumbrances created by the Secured Party; and will not sell, transfer,  assign,  deliver or otherwise dispose of, or grant any option  with  respect to any  Posted  Collateral  or any  interest  therein,  or create, incur or permit to exist any pledge, lien,  mortgage,  hypothecation,  security interest, charge,  option or any other  encumbrance  with respect to any Posted  Collateral or any interest therein, without the prior written consent of the Secured Party.

         (v)      NO COUNTERCLAIM

                  A  party's  rights to demand  and  receive  the  Transfer  of  Eligible  Collateral  as  provided hereunder  and its rights as Secured Party  against the Posted  Collateral or otherwise  shall be absolute and subject to no  counterclaim,  set-off,  deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

         (vi)     SECURITY AND PERFORMANCE

                  Eligible  Collateral  Transferred  to the Secured  Party  constitutes  security  and  performance assurance  without which the Secured  Party would not  otherwise  enter into and continue any and all Transactions.

         (vii)    AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR

                  Party A and Party B agree that,  notwithstanding  anything to the contrary in the recital to this
                  Annex,  Paragraph  1(b),  Paragraph 2 or the  definitions  in Paragraph 12, (a) the term "Secured
                  Party" as used in this Annex  means only  Party B, (b) the term  "Pledgor"  as used in this Annex means  only  Party  A,  (c)  only  Party A makes  the  pledge  and  grant  in  Paragraph  2,  the acknowledgment  in the final  sentence of Paragraph 8(a) and the  representations  in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

         (viii)   EXPENSES.

                  Notwithstanding  Paragraph  10(a),  the Pledgor will be  responsible  for, and will reimburse the
                  Secured Party for, all transfer  costs involved in the Transfer of Eligible  Collateral  from the
                  Pledgor to the Secured Party (or any agent or custodian  for  safekeeping  of the Secured  Party)
                  or from the Secured  Party (or any agent or custodian for  safekeeping  of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

                                                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,  NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                                                          AS SUPPLEMENTAL  INTEREST TRUST TRUSTEE ON BEHALF OF THE  SUPPLEMENTAL  INTEREST
                                                                          TRUST WITH  RESPECT TO THE RALI SERIES  2007-QH6  TRUST,  MORTGAGE  ASSET-BACKED
                      CREDIT SUISSE INTERNATIONAL                         PASS-THROUGH CERTIFICATES, SERIES 2007-QH6

By:                                                                       By:
Name:                                                                     Name:
Title:                                                                    Title:

By:
Name:
Title:

                                                     EXHIBIT A

                              FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps, caps, floors and transaction-specific hedges:

--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
WEIGHTED AVERAGE LIFE OF HEDGE                       SINGLE CURRENCY HEDGES                                           CURRENCY HEDGES
            IN YEARS
--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
                                                                                       VALUATION DATES:
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
                                              DAILY                         WEEKLY                          DAILY                         WEEKLY
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.15%                          0.25%                          1.10%                          2.20%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
2 years or less but more than 1               0.30%                          0.50%                          1.20%                          2.40%
year
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
3 years or less but more than 2               0.40%                          0.70%                          1.30%                          2.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
4 years or less but more than 3               0.60%                          1.00%                          1.40%                          2.80%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
5 years or less but more than 4               0.70%                          1.20%                          1.50%                          2.90%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
6 years or less but more than 5               0.80%                          1.40%                          1.60%                          3.10%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
7 years or less but more than 6               1.00%                          1.60%                          1.60%                          3.30%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
8 years or less but more than 7               1.10%                          1.80%                          1.70%                          3.40%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
9 years or less but more than 8               1.20%                          2.00%                          1.80%                          3.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
10 years or less but more than                1.30%                          2.20%                          1.90%                          3.80%
9 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
11 years or less but more than                1.40%                          2.30%                          1.90%                          3.90%
10 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
12 years or less but more than                1.50%                          2.50%                          2.00%                          4.00%
11 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
13 years or less but more than                1.60%                          2.70%                          2.10%                          4.10%
12 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
14 years or less but more than                1.70%                          2.80%                          2.10%                          4.30%
13 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
15 years or less but more than                1.80%                          3.00%                          2.20%                          4.40%
14 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
16 years or less but more than                1.90%                          3.20%                          2.30%                          4.50%
15 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
17 years or less but more than                2.00%                          3.30%                          2.30%                          4.60%
16 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
18 years or less but more than                2.00%                          3.50%                          2.40%                          4.80%
17 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
19 years or less but more than                2.00%                          3.60%                          2.40%                          4.90%
18 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
20 years or less but more than                2.00%                          3.70%                          2.50%                          5.00%
19 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
21 years or less but more than                2.00%                          3.90%                          2.50%                          5.00%
20 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
22 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
21 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
23 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
22 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
24 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
23 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
25 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
24 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
26 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
25 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
27 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
26 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
28 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
27 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
29 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
28 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
More than 29 years                            2.00%                          4.00%                          2.50%                          5.00%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------

                                                     EXHIBIT B

                              SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
WEIGHTED AVERAGE LIFE OF HEDGE                       SINGLE CURRENCY SWAPS                                             CURRENCY SWAPS
            IN YEARS
--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
                                                                                       VALUATION DATES:
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
                                              DAILY                         WEEKLY                          DAILY                         WEEKLY
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.50%                          0.60%                          6.10%                          7.25%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
2 years or less but more than 1               1.00%                          1.20%                          6.30%                          7.50%
year
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
3 years or less but more than 2               1.50%                          1.70%                          6.40%                          7.70%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
4 years or less but more than 3               1.90%                          2.30%                          6.60%                          8.00%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
5 years or less but more than 4               2.40%                          2.80%                          6.70%                          8.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
6 years or less but more than 5               2.80%                          3.30%                          6.80%                          8.40%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
7 years or less but more than 6               3.20%                          3.80%                          7.00%                          8.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
8 years or less but more than 7               3.60%                          4.30%                          7.10%                          8.80%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
9 years or less but more than 8               4.00%                          4.80%                          7.20%                          9.00%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
10 years or less but more than                4.40%                          5.30%                          7.30%                          9.20%
9 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
11 years or less but more than                4.70%                          5.60%                          7.40%                          9.30%
10 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
12 years or less but more than                5.00%                          6.00%                          7.50%                          9.50%
11 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
13 years or less but more than                5.40%                          6.40%                          7.60%                          9.70%
12 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
14 years or less but more than                5.70%                          6.80%                          7.70%                          9.80%
13 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
15 years or less but more than                6.00%                          7.20%                          7.80%                         10.00%
14 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
16 years or less but more than                6.30%                          7.60%                          7.90%                         10.00%
15 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
17 years or less but more than                6.60%                          7.90%                          8.00%                         10.00%
16 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
18 years or less but more than                6.90%                          8.30%                          8.10%                         10.00%
17 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
19 years or less but more than                7.20%                          8.60%                          8.20%                         10.00%
18 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
20 years or less but more than                7.50%                          9.00%                          8.20%                         10.00%
19 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
21 years or less but more than                7.80%                          9.00%                          8.30%                         10.00%
20 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
22 years or less but more than                8.00%                          9.00%                          8.40%                         10.00%
21 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
23 years or less but more than                8.00%                          9.00%                          8.50%                         10.00%
22 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
24 years or less but more than                8.00%                          9.00%                          8.60%                         10.00%
23 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
25 years or less but more than                8.00%                          9.00%                          8.60%                         10.00%
24 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
26 years or less but more than                8.00%                          9.00%                          8.70%                         10.00%
25 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
27 years or less but more than                8.00%                          9.00%                          8.80%                         10.00%
26 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
28 years or less but more than                8.00%                          9.00%                          8.80%                         10.00%
27 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
29 years or less but more than                8.00%                          9.00%                          8.90%                         10.00%
28 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
More than 29 years                            8.00%                          9.00%                          9.00%                         10.00%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------

         For Transactions that are caps, floors, swaptions and transaction-specific hedges:

--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
WEIGHTED AVERAGE LIFE OF HEDGE                       SINGLE CURRENCY HEDGES                                           CURRENCY HEDGES
            IN YEARS
--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
                                                                                       VALUATION DATES:
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
                                              DAILY                         WEEKLY                          DAILY                         WEEKLY
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.65%                          0.75%                          6.30%                          7.40%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.65%                          0.75%                          6.30%                          7.40%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
2 years or less but more than 1               1.30%                          1.50%                          6.60%                          7.80%
year
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
3 years or less but more than 2               1.90%                          2.20%                          6.90%                          8.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
4 years or less but more than 3               2.50%                          2.90%                          7.10%                          8.50%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
5 years or less but more than 4               3.10%                          3.60%                          7.40%                          8.90%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
6 years or less but more than 5               3.60%                          4.20%                          7.70%                          9.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
7 years or less but more than 6               4.20%                          4.80%                          7.90%                          9.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
8 years or less but more than 7               4.70%                          5.40%                          8.20%                          9.90%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
9 years or less but more than 8               5.20%                          6.00%                          8.40%                         10.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
10 years or less but more than                5.70%                          6.60%                          8.60%                         10.50%
9 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
11 years or less but more than                6.10%                          7.00%                          8.80%                         10.70%
10 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
12 years or less but more than                6.50%                          7.50%                          9.00%                         11.00%
11 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
13 years or less but more than                7.00%                          8.00%                          9.20%                         11.30%
12 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
14 years or less but more than                7.40%                          8.50%                          9.40%                         11.50%
13 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
15 years or less but more than                7.80%                          9.00%                          9.60%                         11.80%
14 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
16 years or less but more than                8.20%                          9.50%                          9.80%                         12.00%
15 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
17 years or less but more than                8.60%                          9.90%                         10.00%                         12.00%
16 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
18 years or less but more than                9.00%                         10.40%                         10.10%                         12.00%
17 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
19 years or less but more than                9.40%                         10.80%                         10.30%                         12.00%
18 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
20 years or less but more than                9.70%                         11.00%                         10.50%                         12.00%
19 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
21 years or less but more than               10.00%                         11.00%                         10.70%                         12.00%
20 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
22 years or less but more than               10.00%                         11.00%                         10.80%                         12.00%
21 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
23 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
22 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
24 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
23 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
25 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
24 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
26 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
25 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
27 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
26 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
28 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
27 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
29 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
28 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
More than 29 years                           10.00%                         11.00%                         11.00%                         12.00%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------

                                            Copyright(C)1992 by International Swap Dealers Association, Inc.

                         Copyright(C)1992 by International Swap Dealers Association, Inc.

(MULTICURRENCY--CROSS BORDER)

                                                       ISDA(R)
                                   International Swap Dealers Association, Inc.

                                                 MASTER AGREEMENT

                                             dated as of June 28, 2007

                                                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT
                                                                                              SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL
                           CREDIT SUISSE INTERNATIONAL                                        INTEREST TRUST WITH RESPECT TO THE RALI SERIES 2007-QH6 TRUST, MORTGAGE
                                                                                   and        ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-QH6
                     _______________________________________                                                     _________________________________________
                                   ("Party A")                                                                                  ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(a)      DEFINITIONS.  The  terms  defined  in  Section  14 and in the  Schedule  will  have the  meanings  therein specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other provisions  of this Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this Master Agreement  (including the Schedule),  such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

(i)      Each party will make each payment or delivery  specified in each  Confirmation  to be made by it,  subject to the other provisions of this Agreement.

(ii)     Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant  Confirmation or otherwise pursuant to this Agreement,  in freely transferable  funds and in the manner  customary for payments in the required  currency.  Where settlement is by delivery  (that is, other than by payment),  such  delivery will be made for receipt on the due date in the  manner  customary  for  the  relevant  obligation  unless  otherwise  specified  in  the  relevant
         Confirmation or elsewhere in this Agreement.

(iii)    Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,  (2) the condition  precedent that no Early Termination Date in respect of the relevant
         Transaction  has  occurred  or  been  effectively  designated  and (3)  each  other  applicable  condition precedent specified in this Agreement.

(b)      CHANGE OF  ACCOUNT.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the  payment or delivery to which such change  applies  unless such other party gives timely  notice of a  reasonable  objection to such change.

(c)      NETTING.  If on any date amounts would otherwise be payable:--

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be  determined  in respect of all amounts  payable on the same date in the same currency in respect of such  Transactions,  regardless of whether such  amounts  are  payable in respect of the same  Transaction.  The  election  may be made in the  Schedule  or a
Confirmation  by specifying that  subparagraph  (ii) above will not apply to the  Transactions  identified as being subject to the election,  together with the starting date (in which case  subparagraph (ii) above will not, or will cease to, apply to such  Transactions  from such date).  This election may be made separately for different  groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

(i)      GROSS-UP.  All payments under this  Agreement will be made without any deduction or withholding  for or on account of any Tax unless such deduction or  withholding  is required by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue  authority,  then in  effect.  If a party  is so required to deduct or withhold, then that party ("X") will:--

(1)      promptly notify the other party ("Y") of such requirement;

(2)      pay to the relevant  authorities the full amount  required to be deducted or withheld  (including the full amount  required to be deducted or withheld from any additional  amount paid by X to Y under this
                  Section 2(d))  promptly upon the earlier of  determining  that such  deduction or  withholding is required or receiving notice that such amount has been assessed against Y;

(3)      promptly  forward to Y an official  receipt  (or a  certified  copy),  or other  documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)      if such Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment  to  which Y is  otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually  received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against  X or Y) will  equal the full  amount Y would  have  received  had no such  deduction  or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

(A)      the failure by Y to comply with or perform any agreement contained in
                      Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)      the failure of a  representation  made by Y pursuant to Section  3(f) to be accurate  and true unless such failure  would not have  occurred  but for (I) any  action  taken by a taxing  authority,  or brought in a court of  competent  jurisdiction,  on or after the date on which a  Transaction is entered  into  (regardless  of whether  such action is taken or brought  with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii)     LIABILITY.  If:--

(1)      X is required by any  applicable  law, as modified by the  practice of any relevant  governmental  revenue authority,  to make any deduction or  withholding  in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then  satisfies the  liability  resulting  from such Tax, Y will promptly pay to X the amount of such  liability  (including any related  liability for interest,  but including  any  related  liability  for  penalties  only if Y has  failed to comply  with or  perform  any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      DEFAULT  INTEREST;  OTHER  AMOUNTS.  Prior  to  the  occurrence  or  effective  designation  of  an  Early
Termination  Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment obligation  will, to the extent  permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment)  on the  overdue  amount to the other  party on  demand  in the same  currency  as such overdue  amount,  for the period from (and including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the occurrence or effective  designation  of an Early  Termination
Date in respect of the relevant  Transaction,  a party defaults in the performance of any obligation required to be settled  by  delivery,  it will  compensate  the other  party on demand if and to the  extent  provided  for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party  represents  to the other party  (which  representations  will be deemed to be repeated by each party on each date on which a Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

(i)      STATUS.  It  is  duly  organised  and  validly  existing  under  the  laws  of  the  jurisdiction  of  its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)     POWERS.  It has the  power  to  execute  this  Agreement  and any  other  documentation  relating  to this
         Agreement to which it is a party, to deliver this Agreement and any other  documentation  relating to this
         Agreement  that it is required by this  Agreement  to deliver  and to perform its  obligations  under this
         Agreement  and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    NO VIOLATION OR CONFLICT.  Such  execution,  delivery and  performance do not violate or conflict with any law applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court or other  agency  of  government  applicable  to it or any of its  assets or any  contractual  restriction binding on or affecting it or any of its assets;

(iv)     CONSENTS.  All  governmental  and  other  consents  that are  required  to have been  obtained  by it with respect to this  Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      OBLIGATIONS  BINDING.  Its  obligations  under this Agreement and any Credit Support  Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their respective  terms (subject to applicable  bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting  creditors' rights generally and subject, as to enforceability,  to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      ABSENCE  OF  CERTAIN  EVENTS.  No Event of Default or  Potential  Event of Default  or, to its  knowledge,
Termination  Event with respect to it has occurred and is continuing and no such event or circumstance  would occur as a result of its  entering  into or  performing  its  obligations  under this  Agreement  or any  Credit  Support
Document to which it is a party.

(c)      ABSENCE OF  LITIGATION.  There is not pending or, to its  knowledge,  threatened  against it or any of its
Affiliates any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability  against it of this Agreement or any Credit Support  Document to which it is a party or its ability to perform its  obligations under this Agreement or such Credit Support Document.

(d)      ACCURACY OF  SPECIFIED  INFORMATION.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      PAYER TAX  REPRESENTATION.  Each  representation  specified  in the  Schedule  as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each  party  agrees  with the  other  that,  so long as  either  party has or may have any  obligation  under  this
Agreement or under any Credit Support Document to which it is a party:--

(a)      FURNISH  SPECIFIED  INFORMATION.  It  will  deliver  to  the  other  party  or,  in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule or any Confirmation; and

(iii)    upon  reasonable  demand by such other  party,  any form or document  that may be  required or  reasonably requested in writing in order to allow such other party or its Credit  Support  Provider to make a payment under this Agreement or any applicable  Credit Support  Document  without any deduction or withholding for or on  account  of any Tax or with  such  deduction  or  withholding  at a  reduced  rate  (so long as the completion,  execution or submission of such form or document would not materially  prejudice the legal or commercial  position  of the  party in  receipt  of such  demand),  with any such form or  document  to be accurate and completed in a manner  reasonably  satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,
in each case by the date  specified  in the  Schedule or such  Confirmation  or, if none is  specified,  as soon as reasonably practicable.

(b)      MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain  in full force and effect all consents of any  governmental  or other  authority  that are  required  to be  obtained by it with  respect to this
Agreement or any Credit Support  Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)      COMPLY WITH LAWS.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      TAX  AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      PAYMENT OF STAMP TAX.  Subject  to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect  of its  execution  or  performance  of this  Agreement  by a  jurisdiction  in which  it is  incorporated, organised,  managed and  controlled,  or considered to have its seat, or in which a branch or office  through which it is acting for the purpose of this Agreement is located ("Stamp Tax  Jurisdiction")  and will indemnify the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution or  performance  of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax  Jurisdiction with respect to the other party.

5.       EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)      EVENTS OF  DEFAULT.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes an event of default (an "Event of Default") with respect to such party:--

(i)      FAILURE TO PAY OR DELIVER.  Failure by the party to make,  when due, any payment  under this  Agreement or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)     BREACH OF AGREEMENT.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an obligation to make any payment under this Agreement or delivery  under Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or obligation under Section 4(a)(i),  4(a)(iii) or
         4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)    CREDIT SUPPORT DEFAULT.

(1)      Failure  by the  party or any  Credit  Support  Provider  of such  party to  comply  with or  perform  any agreement  or  obligation  to be  complied  with or  performed  by it in  accordance  with any Credit
              Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)      the expiration or  termination  of such Credit  Support  Document or the failing or ceasing of such Credit
              Support  Document  to be in full force and effect for the purpose of this  Agreement  (in either case other than in accordance  with its terms) prior to the  satisfaction of all obligations of such party under each  Transaction to which such Credit Support  Document relates without the written consent of the other party; or

(3)      the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     MISREPRESENTATION.  A  representation  (other than a  representation  under  Section  3(e) or (f)) made or repeated  or deemed to have been made or  repeated  by the party or any Credit  Support  Provider  of such party in this  Agreement or any Credit  Support  Document  proves to have been  incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)      DEFAULT  UNDER  SPECIFIED  TRANSACTION.  The  party,  any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect  to any  applicable  notice  requirement  or grace  period,  there  occurs  a  liquidation  of,  an acceleration of obligations under, or an early termination of, that Specified  Transaction,  (2) defaults, after  giving  effect to any  applicable  notice  requirement  or grace  period,  in making any payment or delivery due on the last payment,  delivery or exchange date of, or any payment on early  termination  of, a Specified  Transaction (or such default  continues for at least three Local Business Days if there is no applicable notice  requirement or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

(vi)     CROSS DEFAULT.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect  of such  party,  any  Credit  Support  Provider  of such  party or any  applicable
         Specified  Entity  of such  party  under one or more  agreements  or  instruments  relating  to  Specified
         Indebtedness of any of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable  Threshold  Amount  (as  specified  in the  Schedule)  which  has  resulted  in such  Specified
         Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such agreements or  instruments,  before it would  otherwise have been due and payable or (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more  payments  on the due date  thereof  in an  aggregate  amount of not less than the  applicable
         Threshold  Amount under such  agreements or  instruments  (after giving  effect to any  applicable  notice requirement or grace period);

(vii)    BANKRUPTCY.  The party,  any Credit Support  Provider of such party or any applicable  Specified Entity of such party:--

(1)      is dissolved (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes  insolvent or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due;  (3) makes a general  assignment,  arrangement  or  composition  with or for the benefit of its  creditors;  (4)  institutes  or has  instituted  against it a  proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any  bankruptcy or insolvency  law or other  similar law affecting  creditors'  rights,  or a petition is presented for its  winding-up or liquidation,  and, in the case of any such  proceeding or petition  instituted or presented  against it, such  proceeding  or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its  winding-up  or  liquidation  or (B) is not dismissed,  discharged,  stayed or  restrained  in each case  within 30 days of the  institution  or presentation  thereof;  (5) has a  resolution  passed for its  winding-up,  official  management  or liquidation (other than pursuant to a consolidation,  amalgamation or merger);  (6) seeks or becomes subject to the  appointment of an  administrator,  provisional  liquidator,  conservator,  receiver, trustee,  custodian or other  similar  official for it or for all or  substantially  all its assets;
               (7) has a secured party take  possession of all or  substantially  all its assets or has a distress, execution,  attachment,  sequestration or other legal process levied, enforced or sued on or against all or  substantially  all its assets  and such  secured  party  maintains  possession,  or any such process  is  not  dismissed,  discharged,  stayed  or  restrained,  in  each  case  within  30  days thereafter;  (8) causes or is subject to any event with  respect to it which,  under the  applicable laws of any  jurisdiction,  has an analogous effect to any of the events specified in clauses (1) to
               (7)  (inclusive);  or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)   MERGER  WITHOUT  ASSUMPTION.  The party or any  Credit  Support  Provider  of such party  consolidates  or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

(1)      the resulting,  surviving or transferee  entity fails to assume all the  obligations of such party or such
               Credit  Support  Provider  under this  Agreement or any Credit  Support  Document to which it or its predecessor was a party by operation of law or pursuant to an agreement  reasonably  satisfactory to the other party to this Agreement; or

(2)      the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the performance by such  resulting,  surviving or transferee  entity of its  obligations  under this
               Agreement.

(b)      TERMINATION  EVENTS.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an
Illegality  if the event is  specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax
Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified  pursuant to (iv) below or an  Additional  Termination  Event if the event is specified pursuant to (v) below:--

(i)      ILLEGALITY.  Due to the  adoption  of, or any  change  in,  any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority  with  competent  jurisdiction  of any applicable law after such date,  it becomes  unlawful  (other  than as a result of a breach by the party of  Section  4(b)) for such party (which will be the Affected Party):--

(1)      to perform any  absolute or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such  Transaction  or to comply with any other  material  provision  of this Agreement relating to such Transaction; or

(2)      to  perform,  or for any  Credit  Support  Provider  of such party to  perform,  any  contingent  or other obligation  which  the party (or such  Credit  Support  Provider)  has under any  Credit  Support
                  Document relating to such Transaction;

(ii)     TAX  EVENT.  Due to (x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered into  (regardless  of whether such action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party (which will be the Affected  Party) will, or there is a substantial  likelihood that it will, on the next succeeding  Scheduled  Payment Date (1) be required to pay to the other party an additional amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of interest  under Section
         2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount is  required  to be  deducted or withheld for or on account of a Tax (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e))
         and no  additional  amount is required to be paid in respect of such Tax under Section  2(d)(i)(4)  (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    TAX EVENT UPON MERGER.  The party (the "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will either (1) be required to pay an additional  amount in respect of an Indemnifiable  Tax under Section
         2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not  required  to pay an  additional  amount  (other than by reason of Section
         2(d)(i)(4)(A)  or (B)),  in either case as a result of a party  consolidating  or  amalgamating  with,  or merging with or into, or transferring all or  substantially  all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)     CREDIT  EVENT UPON MERGER.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party  ("X"),  any Credit  Support  Provider  of X or any  applicable  Specified  Entity of X consolidates  or  amalgamates  with,  or merges with or into, or transfers  all or  substantially  all its assets to,  another entity and such action does not  constitute an event  described in Section  5(a)(viii)
         but the  creditworthiness of the resulting,  surviving or transferee entity is materially weaker than that of X, such Credit Support  Provider or such Specified  Entity,  as the case may be,  immediately  prior to such action (and, in such event, X or its successor or transferee,  as  appropriate,  will be the Affected
         Party); or

(v)      ADDITIONAL  TERMINATION  EVENT. If any "Additional  Termination Event" is specified in the Schedule or any
         Confirmation  as  applying,  the  occurrence  of such event (and,  in such event,  the  Affected  Party or
         Affected  Parties  shall be as specified  for such  Additional  Termination  Event in the Schedule or such
         Confirmation).

(c)      EVENT OF DEFAULT AND  ILLEGALITY.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of Default  also  constitutes  an  Illegality,  it will be treated as an  Illegality  and will not constitute an Event of Default.

6.

EARLY TERMINATION

(a)      RIGHT TO  TERMINATE  FOLLOWING  EVENT OF  DEFAULT.  If at any time an Event of Default  with  respect to a party (the "Defaulting Party") has occurred and is then continuing,  the other party (the  "Non-defaulting  Party")
may, by not more than 20 days notice to the Defaulting  Party  specifying the relevant Event of Default,  designate a day not  earlier  than  the day  such  notice  is  effective  as an  Early  Termination  Date in  respect  of all outstanding  Transactions.  If, however,  "Automatic Early Termination" is specified in the Schedule as applying to a party,  then an Early  Termination Date in respect of all outstanding  Transactions  will occur  immediately upon the occurrence with respect to such party of an Event of Default specified in Section  5(a)(vii)(1),  (3), (5), (6)
or, to the  extent  analogous  thereto,  (8),  and as of the time  immediately  preceding  the  institution  of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)      NOTICE.  If a  Termination  Event occurs,  an Affected  Party will,  promptly  upon becoming  aware of it, notify the other party,  specifying  the nature of that  Termination  Event and each Affected  Transaction and will also give such other  information  about that Termination Event as the other party may reasonably require.

(ii)     TRANSFER TO AVOID  TERMINATION  EVENT.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger occurs and the Burdened Party is the  Affected  Party,  the  Affected  Party will,  as a condition  to its right to  designate  an Early
         Termination  Date under Section  6(b)(iv),  use all reasonable  efforts (which will not require such party to incur a loss,  excluding  immaterial,  incidental  expenses) to transfer  within 20 days after it gives notice  under  Section  6(b)(i)  all its rights and  obligations  under this  Agreement  in respect of the
         Affected  Transactions  to another of its Offices or Affiliates so that such  Termination  Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such 20 day  period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party under this  Section  6(b)(ii)  will be subject to and  conditional  upon the prior  written  consent of the other  party,  which  consent  will not be withheld  if such other  party's policies in effect at such time would  permit it to enter into  transactions  with the  transferee  on the terms proposed.

(iii)    TWO AFFECTED  PARTIES.  If an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there are two
         Affected  Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)     RIGHT TO TERMINATE.  If:--

(1)      a transfer under Section  6(b)(ii) or an agreement  under  Section 6(b)(iii),  as the case may be, has not been effected with respect to all Affected  Transactions  within 30 days after an Affected  Party gives notice under Section 6(b)(i); or

(2)      an Illegality  under Section  5(b)(i)(2),  a Credit Event Upon Merger or an Additional  Termination  Event
                  occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either  party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax Event Upon Merger, any Affected  Party in the case of a Tax Event or an  Additional  Termination  Event if there is more than one  Affected  Party,  or the party  which is not the  Affected  Party in the case of a Credit  Event Upon
         Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing,  designate a day not earlier  than the day such notice is  effective  as an Early  Termination
         Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

(i)      If  notice  designating  an  Early  Termination  Date  is  given  under  Section 6(a)  or (b),  the  Early
         Termination  Date will occur on the date so  designated,  whether or not the relevant  Event of Default or
         Termination Event is then continuing.

(ii)     Upon the  occurrence  or  effective  designation  of an Early  Termination  Date,  no further  payments or deliveries  under Section  2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other  provisions of this Agreement.  The amount,  if any,  payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

(i)      STATEMENT.  On or as soon as  reasonably  practicable  following the  occurrence  of an Early  Termination
         Date,  each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1) showing,  in reasonable  detail,  such calculations  (including all relevant  quotations  and  specifying any amount payable under Section 6(e)) and (2) giving details of the  relevant  account  to which  any  amount  payable  to it is to be paid.  In the  absence  of  written confirmation  from the source of a quotation  obtained in determining a Market  Quotation,  the records of the party  obtaining  such  quotation  will be  conclusive  evidence of the existence and accuracy of such quotation.

(ii)     PAYMENT DATE. An amount  calculated  as being due in respect of any Early  Termination  Date under Section
         6(e) will be payable on the day that notice of the amount  payable is  effective  (in the case of an Early
         Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business Days after the day on which notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated as a result of a Termination  Event).  Such amount will be paid together with (to the extent  permitted under  applicable law) interest thereon (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early Termination Date to
         (but  excluding)  the date such amount is paid, at the Applicable  Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      PAYMENTS ON EARLY  TERMINATION.  If an Early  Termination  Date occurs,  the  following  provisions  shall apply based on the parties'  election in the Schedule of a payment  measure,  either "Market  Quotation" or "Loss", and a payment  method,  either the "First  Method" or the  "Second  Method".  If the  parties  fail to  designate a payment  measure or payment  method in the  Schedule,  it will be deemed  that  "Market  Quotation"  or the "Second
Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i)      EVENTS OF DEFAULT.  If the Early Termination Date results from an Event of Default:--

(1)      First Method and Market  Quotation.  If the First Method and Market  Quotation apply, the Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive  number,  of (A) the sum of the
                  Settlement  Amount  (determined  by the  Non-defaulting  Party)  in  respect  of  the  Terminated
                  Transactions  and  the  Termination  Currency  Equivalent  of the  Unpaid  Amounts  owing  to the
                  Non-defaulting  Party over (B) the  Termination  Currency  Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)      First  Method  and Loss.  If the  First  Method  and Loss  apply,  the  Defaulting  Party  will pay to the
                  Non-defaulting  Party, if a positive number, the  Non-defaulting  Party's Loss in respect of this
                  Agreement.

(3)      Second Method and Market  Quotation.  If the Second Method and Market  Quotation  apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                  Non-defaulting  Party) in respect of the Terminated  Transactions  and the  Termination  Currency
                  Equivalent  of the Unpaid  Amounts  owing to the  Non-defaulting  Party less (B) the  Termination
                  Currency  Equivalent of the Unpaid  Amounts owing to the  Defaulting  Party.  If that amount is a positive  number,  the  Defaulting  Party  will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the  absolute  value of that amount to the
                  Defaulting Party.

(4)      Second  Method and Loss.  If the Second  Method and Loss  apply,  an amount  will be payable  equal to the
                  Non-defaulting  Party's Loss in respect of this Agreement.  If that amount is a positive  number, the Defaulting Party will pay it to the  Non-defaulting  Party; if it is a negative  number,  the
                  Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii)     TERMINATION EVENTS.  If the Early Termination Date results from a Termination Event:--

(1)      One Affected Party.  If there is one Affected  Party,  the amount payable will be determined in accordance with Section 6(e)(i)(3),  if Market Quotation applies,  or Section  6(e)(i)(4),  if Loss applies, except that, in either case,  references to the Defaulting Party and to the Non-defaulting  Party will be deemed to be  references  to the  Affected  Party and the party which is not the Affected
                  Party,  respectively,  and,  if Loss  applies  and  fewer  than all the  Transactions  are  being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:--

(A)      if Market Quotation  applies,  each party will determine a Settlement  Amount in respect of the Terminated
                      Transactions,  and an amount  will be  payable  equal to (I) the sum of (a)  one-half  of the difference  between  the  Settlement  Amount of the party with the higher  Settlement  Amount
                      ("X") and the Settlement  Amount of the party with the lower Settlement  Amount ("Y") and (b)
                      the  Termination  Currency  Equivalent  of  the  Unpaid  Amounts  owing  to X less  (II)  the
                      Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)      if Loss applies,  each party will  determine its Loss in respect of this  Agreement (or, if fewer than all the  Transactions are being  terminated,  in respect of all Terminated  Transactions)  and an amount  will be payable  equal to one-half  of the  difference  between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number,  X will pay the absolute value of that amount to Y.

(iii)    ADJUSTMENT FOR BANKRUPTCY.  In circumstances  where an Early  Termination  Date occurs because  "Automatic
         Early  Termination"  applies in respect of a party, the amount  determined under this Section 6(e) will be subject  to  such  adjustments  as are  appropriate  and  permitted  by law to  reflect  any  payments  or deliveries  made by one party to the other under this  Agreement (and retained by such other party) during the period from the relevant  Early  Termination  Date to the date for payment  determined  under  Section
         6(d)(ii).

(iv)     PRE-ESTIMATE.  The  parties  agree  that if Market  Quotation  applies  an amount  recoverable  under this
         Section  6(e) is a  reasonable  pre-estimate  of loss and not a penalty.  Such  amount is payable  for the loss of bargain and the loss of protection  against future risks and except as otherwise  provided in this
         Agreement  neither  party will be entitled  to recover any  additional  damages as a  consequence  of such losses.

7.       TRANSFER

Subject to Section  6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement may be transferred  (whether by way of security or otherwise) by either party without the prior written  consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a)      PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each  payment  under this  Agreement  will be made in the relevant currency  specified in this Agreement for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation  to make payments  under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender  results in the actual  receipt by the party to which  payment is owed,  acting in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the
Contractual  Currency  of all  amounts  payable in respect of this  Agreement.  If for any reason the amount in the
Contractual  Currency so received falls short of the amount in the Contractual  Currency payable in respect of this
Agreement,  the party  required to make the payment will, to the extent  permitted by applicable  law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual  Currency so received  exceeds the amount in the Contractual  Currency payable in respect of this  Agreement,  the party  receiving  the payment  will refund  promptly the amount of such excess.

(b)      JUDGMENTS.  To the extent  permitted by applicable  law, if any judgment or order  expressed in a currency other than the  Contractual  Currency  is  rendered  (i) for the  payment  of any  amount  owing in respect of this
Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this Agreement or
(iii) in respect of a judgment  or order of another  court for the payment of any amount  described  in (i) or (ii)
above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately from the other party the amount of any shortfall of the Contractual  Currency  received by such party as a consequence of sums paid in such other currency and will  refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other  currency  if such  shortfall  or such  excess  arises or results  from any variation  between the rate of exchange at which the  Contractual  Currency is  converted  into the currency of the judgment  or order for the  purposes  of such  judgment  or order and the rate of  exchange  at which such party is able,  acting in a reasonable  manner and in good faith in converting  the currency  received into the  Contractual
Currency,  to purchase the  Contractual  Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of  exchange"  includes,  without  limitation,  any  premiums  and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      SEPARATE  INDEMNITIES.  To the extent permitted by applicable law, these indemnities  constitute  separate and  independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding any indulgence granted by the party to which any payment is owed and will not be  affected  by  judgment  being  obtained  or claim or proof  being  made for any other sums payable in respect of this Agreement.

(d)      EVIDENCE OF LOSS.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a)      ENTIRE  AGREEMENT.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      AMENDMENTS.  No amendment,  modification  or waiver in respect of this Agreement will be effective  unless in writing  (including  a writing  evidenced  by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      REMEDIES CUMULATIVE.  Except as provided in this Agreement,  the rights,  powers,  remedies and privileges provided in this  Agreement  are  cumulative  and not  exclusive of any rights,  powers,  remedies  and  privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

(i)      This  Agreement  (and each  amendment,  modification  and  waiver in respect  of it) may be  executed  and delivered  in  counterparts  (including  by  facsimile  transmission),  each of which  will be  deemed  an original.

(ii)     The  parties  intend  that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms  (whether  orally or  otherwise).  A  Confirmation  shall he entered  into as soon as practicable and may he executed and delivered in  counterparts  (including by facsimile  transmission)  or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging system,  which in each case will be sufficient  for all purposes to evidence a binding  supplement to this
         Agreement.   The  parties  will  specify  therein  or  through  another  effective  means  that  any  such counterpart, telex or electronic message constitutes a Confirmation.

(f)      NO WAIVER OF RIGHTS.  A failure or delay in  exercising  any right,  power or privilege in respect of this
Agreement  will not be presumed  to operate as a waiver,  and a single or partial  exercise of any right,  power or privilege will not be presumed to preclude any subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      HEADINGS.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a)      If Section  10(a) is  specified in the  Schedule as  applying,  each party that enters into a  Transaction through an Office  other than its head or home  office  represents  to the other party  that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or organisation of such party,  the obligations of such party are the same as if it had entered into the Transaction  through its head or home office.  This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is  specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office listed in the Schedule,  and the Office through which it makes and receives  payments or deliveries with respect to a Transaction  will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting  Party will, on demand,  indemnify  and hold  harmless the other party for and against all  reasonable out-of-pocket  expenses,  including  legal  fees and  Stamp  Tax,  incurred  by such  other  party by reason of the enforcement  and  protection  of its  rights  under this  Agreement  or any Credit  Support  Document  to which the
Defaulting Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

12.      NOTICES

(a)      EFFECTIVENESS.  Any  notice  or other  communication  in  respect  of this  Agreement  may be given in any manner  set forth  below  (except  that a notice or other  communication  under  Section 5 or 6 may not be given by facsimile  transmission  or  electronic  messaging  system)  to the  address  or number or in  accordance  with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by facsimile  transmission,  on the date that  transmission is received by a responsible  employee of the  recipient  in legible  form (it being  agreed  that the burden of proving  receipt  will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv)     if sent by  certified  or  registered  mail  (airmail,  if overseas)  or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted  delivery) or that receipt,  as applicable,  is not a Local Business
Day or that  communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      CHANGE OF  ADDRESSES.  Either  party may by notice to the other  change the  address,  telex or  facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      GOVERNING LAW AND JURISDICTION

(a)      GOVERNING LAW. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)      JURISDICTION.   With   respect  to  any  suit,   action  or   proceedings   relating  to  this   Agreement
("Proceedings"), each party irrevocably:--

(i)      submits to the  jurisdiction  of the English  courts,  if this  Agreement  is  expressed to be governed by
         English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United
         States  District  Court  located  in the  Borough of  Manhattan  in New York City,  if this  Agreement  is expressed to be governed by the laws of the State of New York; and

(ii)     waives any objection  which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the  bringing of  Proceedings  in any one or more  jurisdictions  preclude the bringing of
Proceedings in any other jurisdiction.

(c)      SERVICE OF PROCESS.  Each party  irrevocably  appoints the Process Agent (if any)  specified  opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings.  If for any reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party. The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section  12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

(d)      WAIVER OF IMMUNITIES.  Each party  irrevocably  waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar  grounds from (i) suit, (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets
(whether  before or after  judgment) and (v) execution or  enforcement  of any judgment to which it or its revenues or assets  might  otherwise  be entitled  in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED  TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or
Tax Event Upon Merger,  all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE"  means,  subject to the  Schedule,  in  relation  to any  person,  any entity  controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly,  the person or any entity directly or indirectly  under  common  control  with the person.  For this  purpose,  "control"  of any entity or person  means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount under  Section 6(e) of either party from and after the date
(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in respect of all other obligations payable or deliverable (or which would have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"Change  in Tax Law"  means  the  enactment,  promulgation,  execution  or  ratification  of,  or any  change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT"  includes  a consent,  approval,  action,  authorisation,  exemption,  notice,  filing,  registration  or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT  RATE" means a rate per annum  equal to the cost  (without  proof or  evidence of any actual  cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE  TAX" means any Tax other  than a Tax that  would not be imposed in respect of a payment  under this
Agreement but for a present or former connection  between the jurisdiction of the government or taxation  authority imposing  such Tax and the  recipient of such payment or a person  related to such  recipient  (including,  without limitation,  a connection  arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having  been  organised,  present  or engaged  in a trade or  business  in such jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such  jurisdiction, but  excluding a connection  arising  solely from such  recipient or related  person  having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW"  includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL  BUSINESS  DAY"  means,  subject to the  Schedule,  a day on which  commercial  banks are open for  business
(including  dealings in foreign  exchange and foreign  currency  deposits) (a) in relation to any obligation  under
Section  2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated by reference,  in this Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different,  in the principal  financial  centre,  if any, of the currency of such  payment,  (c) in relation to any notice or other  communication,  including notice  contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means,  with respect to this  Agreement or one or more  Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction  or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the  election of such party but without  duplication,  loss or cost  incurred as a result of its terminating,  liquidating,  obtaining or reestablishing any hedge or related trading position (or any gain  resulting  from any of them).  Loss  includes  losses  and costs (or  gains) in  respect  of any  payment  or delivery  required to have been made (assuming  satisfaction of each applicable  condition  precedent) on or before the relevant Early Termination Date and not made,  except,  so as to avoid  duplication,  if Section  6(e)(i)(1) or
(3) or 6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and out-of-pocket  expenses referred to under Section 11. A party will  determine its Loss as of the relevant  Early  Termination  Date, or, if that is not reasonably  practicable,  as of the earliest date  thereafter as is reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations  of relevant  rates or prices from one or more leading  dealers in the relevant markets.

"MARKET  QUOTATION"  means,  with  respect  to  one  or  more  Terminated  Transactions  and  a  party  making  the determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an  amount,  if any,  that  would be paid to such party  (expressed  as a negative  number) or by such party
(expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit  Support  Document  with  respect to the  obligations  of such  party) and the  quoting  Reference
Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section
2(a)(i) in respect of such  Terminated  Transaction  or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early Termination Date, have

been required  after that date.  For this  purpose,  Unpaid  Amounts in respect of the  Terminated  Transaction  or group of Terminated  Transactions are to be excluded but, without  limitation,  any payment or delivery that would, but for the  relevant  Early  Termination  Date,  have been  required  (assuming  satisfaction  of each  applicable condition  precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree. The party making the  determination  (or its agent) will request each Reference  Market-maker to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as  reasonably  practicable  after  the  relevant  Early  Termination  Date.  The day and  time as of  which  those quotations  are to be obtained  will be selected in good faith by the party obliged to make a  determination  under
Section 6(e), and, if each party is so obliged,  after  consultation  with the other. If more than three quotations are  provided,  the  Market  Quotation  will  be the  arithmetic  mean of the  quotations,  without  regard  to the quotations  having the highest  and lowest  values.  If exactly  three such  quotations  are  provided,  the Market
Quotation  will be the  quotation  remaining  after  disregarding  the  highest  and  lowest  quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations shall be  disregarded.  If fewer than three  quotations  are  provided,  it will be deemed that the Market  Quotation  in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT  RATE" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the
Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL  EVENT OF DEFAULT" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE  MARKET-MAKERS"  means four leading dealers in the relevant  market selected by the party  determining a
Market  Quotation  in good faith (a) from among  dealers of the  highest  credit  standing  which  satisfy  all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT  JURISDICTION"  means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for  purposes of this  Agreement  is located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED  PAYMENT  DATE"  means a date on which a payment or delivery is to be made under  Section  2(a)(i)  with respect to a Transaction.

"SET-OFF"  means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement  to which the payer of an amount under  Section 6 is entitled or subject  (whether  arising  under this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a)      the  Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss  (whether  positive or negative  and without  reference to any Unpaid  Amounts) for each
Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation cannot be determined or would not (in the  reasonable  belief of the party  making the  determination)  produce a  commercially  reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED  INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED  TRANSACTION" means, subject to the Schedule,  (a) any transaction  (including an agreement with respect thereto)  now  existing or  hereafter  entered  into  between one party to this  Agreement  (or any Credit  Support
Provider of such party or any  applicable  Specified  Entity of such  party) and the other party to this  Agreement
(or any Credit Support  Provider of such other party or any applicable  Specified Entity of such other party) which is a rate swap transaction,  basis swap,  forward rate  transaction,  commodity swap,  commodity option,  equity or equity  index  swap,  equity  or  equity  index  option,  bond  option,  interest  rate  option,  foreign  exchange transaction,  cap transaction,  floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),  (b) any combination of these  transactions and (c) any other transaction  identified as a
Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax,  levy,  impost,  duty,  charge,  assessment or fee of any nature  (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED  TRANSACTIONS"  means with respect to any Early  Termination  Date (a) if resulting  from a Termination
Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions (in either case)
in effect  immediately  before the  effectiveness  of the notice  designating  that Early  Termination Date (or, if
"Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION  CURRENCY  EQUIVALENT" means, in respect of any amount denominated in the Termination  Currency,  such
Termination  Currency  amount and, in respect of any amount  denominated in a currency  other than the  Termination
Currency  (the  "Other  Currency"),  the amount in the  Termination  Currency  determined  by the party  making the relevant  determination  as being  required to purchase such amount of such Other Currency as at the relevant Early
Termination  Date, or, if the relevant  Market  Quotation or Loss (as the case may be), is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided  below) for the purchase of such Other Currency with the Termination  Currency at or about  11:00 a.m.  (in the city in which such  foreign  exchange  agent is  located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant
Early  Termination  Date or that later date. The foreign  exchange agent will, if only one party is obliged to make a  determination  under Section  6(e), be selected in good faith by that party and otherwise  will be agreed by the parties.

"TERMINATION  EVENT"  means an  Illegality,  a Tax  Event  or a Tax  Event  Upon  Merger  or,  if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION  RATE" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID  AMOUNTS"  owing to any party means,  with respect to an Early  Termination  Date,  the aggregate of (a) in respect of all  Terminated  Transactions,  the amounts that became  payable (or that would have become  payable but for Section  2(a)(iii)) to such party under Section  2(a)(i) on or prior to such Early  Termination  Date and which remain  unpaid as at such  Early  Termination  Date and (b) in  respect of each  Terminated  Transaction,  for each obligation  under Section 2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such party on or prior to such Early  Termination  Date and which has not been so settled as at such
Early Termination Date, an amount equal to the fair market

RREF CDO 2007-1 - ISDA Master

value of that which was (or would have been)  required to be  delivered  as of the  originally  scheduled  date for delivery,  in each case together with (to the extent permitted under applicable law) interest,  in the currency, of such amounts,  from (and  including) the date such amounts or obligations  were or would have been required to have been paid or performed to (but  excluding)  such Early  Termination  Date, at the Applicable  Rate. Such amounts of interest  will be  calculated on the basis of daily  compounding  and the actual  number of days elapsed.  The fair market  value of any  obligation  referred  to in clause  (b) above  shall be  reasonably  determined  by the party obliged to make the  determination  under Section 6(e) or, if each party is so obliged,  it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                                                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                                                                    AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST
                      CREDIT SUISSE INTERNATIONAL                                   TRUST WITH RESPECT TO THE RALI SERIES 2007-QH6 TRUST, MORTGAGE ASSET-BACKED
                                                                         and        PASS-THROUGH CERTIFICATES, SERIES 2007-QH6

                _______________________________________                                                _________________________________________
                              ("Party A")                                                                             ("Party B")

                                                                                            SWAP SCHEDULE

                                                 SCHEDULE
                                                  TO THE
                                             MASTER AGREEMENT
                                       (MULTICURRENCY-CROSS BORDER)

                                        dated as of 28 June, 2007

                                                 between

                                                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT
                                                                                              SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL
                           CREDIT SUISSE INTERNATIONAL                                        INTEREST TRUST WITH RESPECT TO THE RALI SERIES 2007-QH6 TRUST, MORTGAGE
                                                                                   and        ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-QH6
                     _______________________________________                                                     _________________________________________
                                   ("Party A")                                                                                  ("Party B")

Capitalized  terms used herein and not otherwise  defined shall have the meaning specified in that certain
Standard  Terms to the Pooling and Servicing  Agreement,  dated as of 1 June,  2007 as  supplemented  by a series  supplement  dated as of 1 June,  2007 (the "PSA" or "Pooling  and  Servicing  Agreement")  between
Residential  Accredit Loans,  Inc., as the company,  Residential  Funding Company,  LLC as master servicer and Deutsche Bank Trust Company  Americas as trustee and  supplemental  interest  trust  trustee.  For the avoidance of doubt,  references  herein to a particular  "Section" of this Agreement are references to the corresponding sections of the Master Agreement.

                                                  PART 1
                                          TERMINATION PROVISIONS

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

and in relation to Party B for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

(b)  "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c)  CERTAIN EVENTS OF DEFAULT.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
         Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B.
         Section  5(a)(iii)  (Credit Support Default) will apply to Party A and will not apply to Party B, unless  Party A has posted  collateral  under the Credit  Support  Annex,  in which case  Section
         5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
         3(b) of the Credit Support Annex.
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.
         Section 5(a)(v)  (Default under Specified  Transaction)  will apply to Party A and will not apply to Party B.
         Section  5(a)(vi)  (Cross  Default)  will  apply  to  Party A and  will  not  apply  to  Party B.
         "SPECIFIED  INDEBTEDNESS"  shall have the meaning  specified in Section 14 of this  Agreement and
         "THRESHOLD AMOUNT" means 3% of shareholder's equity of the Relevant Entity.
         Section  5(a)(vii)  (Bankruptcy)  will apply to Party A and Party B;  PROVIDED that in respect of
         Party B, (i) clause (2) thereof  shall not apply,  (ii) clause (3) thereof shall not apply to any assignment,  arrangement,  or  composition  that is effected  by or  pursuant  to the PSA,  (iii)
         clause (4)  thereof  shall not apply to Party B to the extent  that the  relevant  proceeding  is instituted by a Relevant  Entity in breach of Party A's agreement in Part 5(f) of this  Schedule,
         (iv) the words  "seeks or" shall be deleted from clause (6) thereof and any  appointment  that is effected by or pursuant to the PSA and/or any other  document  pertaining  thereto  (collectively with the PSA, the  "Transaction  Documents")  shall not constitute an Event of Default under such clause (6), (v) clause (7) thereof  shall not apply,  (vi) clause (8) thereof shall apply only to the extent  not  inconsistent  with  clauses  (i) to (v) of this  sentence  and (vii)  clause (9)
         thereof shall not apply.
         Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to
         Party B.

         Notwithstanding  anything to the contrary in Sections  5(a)(i) and  5(a)(iii) of this  Agreement, any  failure  by  Party A to  comply  with or  perform  any  obligation  to be  complied  with or performed by Party A under any Credit  Support  Document  shall not be an Event of Default  under
         Section  5(a)(i)  or  Section  5(a)(iii)  unless a  Moody's  Ratings  Event has  occurred  and is continuing  and at least 30 Local  Business  Days have  elapsed  since the last time such Moody's
         Ratings Event first occurred.

(d)  TERMINATION EVENTS.  The following Termination Events will apply to the parties as specified below:

         Section 5(b)(i) (Illegality) will apply to Party A and Party B.
         Section  5(b)(ii)  (Tax  Event) will apply to Party A and Party B;  PROVIDED  that the words "(x)
         any action taken by a taxing authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.
         Section  5(b)(iii)  (Tax Event Upon Merger) will apply to Party A and Party B;  PROVIDED  that in the event  that  Party A is the  Affected  Party in  respect  of an event  described  in  Section
         5(b)(iii),  Party A shall not be entitled to  designate  an Early  Termination  Date  pursuant to such Section 5(b)(iii).
         Section 5(b)(iv) (Credit Event Upon Merger) will not apply to Party A or Party B.

(e)  The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) of this  Agreement  will not apply to
     Party A or Party B.

(f)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

     (i) Market Quotation will apply; subject to Part 5(u).

     (ii)The Second Method will apply.

(g)  "TERMINATION CURRENCY" means United States Dollars.

(h)  ADDITIONAL  TERMINATION  EVENTS.  The following  Additional  Termination  Events will apply,  in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

     (i) Each of the following shall constitute an Additional  Termination  Event with Party A as the sole
         Affected Party:

(a)      An S&P  Collateralization  Event has occurred and is continuing  and Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit Support Annex.

(b)      A Moody's  Collateralization  Event has  occurred  and is  continuing,  and Party A has failed to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A in accordance with the Credit Support Annex.

(c)      (1) An S&P Ratings  Event has  occurred and is  continuing  and at least 10 Local  Business  Days have elapsed  since such S&P Ratings  Event first  occurred and Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit  Support  Annex or (2) an S&P Ratings  Event has occurred and is  continuing and at least 60  calendar  days or more have  elapsed  since such S&P  Ratings  Event  first occurred.

(d)      A Moody's  Ratings Event has occurred and is continuing  and Party A has failed to comply with or perform any  obligation to be complied  with or performed by Party A in accordance  with the
              Credit  Support Annex and (i) at least one Eligible  Replacement  has made a Firm Offer that would,  assuming the occurrence of an Early Termination Date,  qualify as a Market Quotation
              (on the basis  that  paragraphs  (i) and (ii) of Part 5(u)  (Calculations)  apply) and which remains capable of becoming  legally binding upon acceptance and (ii) 30 Local Business Days or more have elapsed since such Moody's Rating Event first occurred.

     (ii)An amendment  and/or  supplement to the PSA is made without the prior written  consent of Party A
         (such consent not to be  unreasonably  withheld,  conditioned or delayed),  where such consent is required by such  document.  (Any payments  owed to Party A under Section 6(e) of this  Agreement as a result of such  Additional  Termination  Event shall be made without regard to the effect of any such amendment, modification or supplement).

(iii)    The delivery of any  irrevocable  notice of any  termination  (or the actual  termination) of the
         Trust  pursuant  to  Article  IX of the PSA,  provided,  however,  that  notwithstanding  Section
         6(b)(iv) of this Agreement,  either party may designate an Early  Termination  Date,  which shall be the final Distribution Date, in respect of this Additional Termination Event.

(iv)     Upon the  occurrence  of a Swap  Disclosure  Event (as defined in Part 5(bb)  below)  Party A has not,  within 10 days after such Swap  Disclosure  Event,  complied with any of the provisions set forth in Part 5(bb)(iii)  below.  For all purposes of this  Agreement,  Party A shall be the sole
         Affected Party with respect to the  occurrence of an Additional  Termination  Event  described in this Part 1(h)(iv).

                                                  PART 2
                                           TAX REPRESENTATIONS

(a)  PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, neither Party A nor Party
     B will make any representations.

(b)  PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, neither Party A nor Party
     B will make any representations.

                                                  PART 3
                                        AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:--None

(b) Other documents to be delivered are:--

--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
 PARTY REQUIRED TO                                FORM/DOCUMENT/CERTIFICATE                               DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION 3(D)
  DELIVER DOCUMENT                                                                                                                             REPRESENTATION
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party A and Party B   Certified copy of the board of directors resolution (or equivalent authorizing      Concurrently with the          Yes
                      documentation) which sets forth the authority of each signatory to this Agreement   execution and delivery of
                      and each Credit Support Document (if any) signing on its behalf and the authority   this Agreement.
                      of such party to enter into Transactions contemplated and performance of its obligations hereunder.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party A and Party B   Incumbency certificate (or, if available, the current authorized signature book     Concurrently with the          Yes
                      or equivalent authorizing documentation) specifying the names, titles, authority    execution and delivery of
                      and specimen signatures of the persons authorized to execute this Agreement which   this Agreement unless
                      sets forth the specimen signatures of each signatory to this Agreement, each        previously delivered and
                      Confirmation and each Credit Support Document (if any) signing on its behalf.       still in full force and
                                                                                                          effect.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party A               An opinion of counsel to such party as to the enforceability of this Agreement      Concurrently with the          No
                      that is reasonably satisfactory in form and substance to the other party.           execution and delivery of
                                                                                                          this Agreement.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party B               An opinion of counsel to Party B, as to the enforceability of the swap agreement    Upon execution of this         No
                      against Party B.                                                                    Agreement.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party B               A duly executed copy of the PSA.                                                    Upon finalizing the            Yes
                                                                                                          execution of this Agreement.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------

PART 4
MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purposes of Section 12(a) of this Agreement:

     Party A:

    (1)  Address for notices or communications to Party A (other than by facsimile):-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Managing Director -
                     England                                          Operations Department;
                                                                (3)   Managing Director - Legal Department

         Telex No.:  264521                    Answerback:             CSI G

         (For all purposes.)

    (2)  For the  purpose of  facsimile  notices or  communications  under this  Agreement  (other  than a notice or communication under Section 5 or 6):-

         Facsimile No.:    44 20 7888 2686
         Attention:        Managing Director - Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

     Party B:

     Address for notices or communications to Party B:

     Deutsche Bank Trust Company Americas
     1761 East St. Andrew Place
     Santa Ana, CA 92705-4934
     Attention: Trust Administration - RF07QH6
     Facsimile: 714-855-1557
     Phone: 714-247-6000

     (For all purposes.)

(b)  PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent:

                   Credit Suisse Securities (USA) LLC
                   Eleven Madison Avenue
                   New York, NY 10010

                  Attention:        General Counsel
                                    Legal and Compliance Department

     Party B appoints as its Process Agent:  Not applicable.

(c)  OFFICES. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation
     Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)  CREDIT SUPPORT DOCUMENT. Credit Support Document means:-

     With respect to Party A:  The 1994 ISDA Credit Support Annex to this Schedule, including Paragraph
     13 thereof (the "Credit Support Annex") and any guarantee that is provided to Party B pursuant to
     Part 5(b) below.

     With respect to Party B:  The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)  CREDIT SUPPORT PROVIDER.

     Credit Support Provider means in relation to Party A:  Not applicable or, if a guarantee is provided to Party B pursuant to Part 5(b) below, the guarantor providing such guarantee.
     Credit Support Provider means in relation to Party B:  Not applicable.

(h)  GOVERNING LAW. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(i)  NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each
     Transaction hereunder.

(j)  "AFFILIATE."  "Affiliate" shall have the meaning specified in Section 14 of this Agreement, provided, however, that Party A shall be deemed to have no Affiliates for purposes of Section 3(c)
     of this Agreement.

                                                    PART 5
                                               OTHER PROVISIONS

(a)  DEFINITIONS.

     Any  capitalized  terms used but not  otherwise  defined in this  Agreement  shall have the  meanings assigned  to them (or  incorporated  by  reference)  in the PSA.  In the  event of any  inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)  DOWNGRADE PROVISIONS.

     (1) It shall be a collateralization event (COLLATERALIZATION EVENT) if:

              (A) with  respect to each  Relevant  Entity,  so long as  Moody's  Investors  Service,  Inc.
              (MOODY'S) is currently  rating the Certificates and either (i) such Relevant Entity has both a  long-term  and  short-term  rating by Moody's  and (x) the  unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt obligations of such Relevant Entity are rated
              "A3" or below by  Moody's or  (y) the  unsecured,  unguaranteed  and  otherwise  unsupported short-term debt obligations of such Relevant Entity are rated "P-2" or below by Moody's,  or
              (ii) such Relevant Entity does not have a short-term  rating from Moody's and the unsecured, unguaranteed  and otherwise  unsupported  long-term senior debt obligations of such Relevant
              Entity are rated "A2" or below by Moody's (such event, a MOODY'S  COLLATERALIZATION  EVENT),
              or

              (B)  with  respect  to each  Relevant  Entity,  if  such  entity  is a bank,  broker/dealer, insurance  company,  structured  investment  vehicle or derivative product company (any such entity, a FINANCIAL  INSTITUTION),  so long as Standard & Poor's Rating Services, a division of The McGraw-Hill  Companies,  Inc. (S&P) is currently  rating the  Certificates and either
              (i) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt obligations of such Relevant  Entity are rated "A-2" by S&P or (ii) if such  Relevant  Entity does not have a  short-term  rating  from S&P,  the  unsecured,  unguaranteed  and  otherwise  unsupported long-term  senior debt  obligations of Party A are rated "A" or below by S&P (such event, an
              S&P COLLATERALIZATION EVENT).

              RELEVANT ENTITY means (a) Party A, (b) any guarantor under an Eligible  Guarantee in respect of all of Party A's present and future  obligations  under this  Agreement or (c) in respect of any determination  relating to a  Collateralization  Event or Ratings Event in respect of
              S&P, any rated bank,  broker/dealer  or  insurance  company that is the parent of Party A if
              S&P determines that Party A is core or strategically important to such parent entity.

     (2) Party A may, at its sole  expense,  at any time at which a  Collateralization  Event has occurred and  is  continuing,  (i)  furnish  an  Eligible  Guarantee  (as  defined  below)  of  Party  A's obligations under this Agreement from a guarantor that satisfies the Hedge  Counterparty  Ratings
         Requirement (as defined herein), (ii)  effect a Permitted Transfer.

         ELIGIBLE  GUARANTEE means an  unconditional  and irrevocable  guarantee of all present and future obligations  of Party A under this  Agreement  (or,  solely for  purposes  of the  definition  of
         Eligible  Replacement,  all present and future  obligations  of such Eligible  Replacement  under this Agreement or its  replacement,  as applicable)  that is provided by a guarantor as principal debtor  rather than surety and that is directly  enforceable  by Party B, the form and  substance of which  guarantee  are  subject to the Rating  Agency  Condition  with  respect to each  Rating
         Agency other than Moody's,  and either (A) a law firm has given a legal opinion  confirming  that none of the  guarantor's  payments to Party B under such  guarantee  will be subject to deduction or  withholding  for Tax and such  opinion  has been  delivered  to Moody's,  (B) such  guarantee provides  that,  in the event that any of such  guarantor's  payments  to Party B are  subject to deduction or  withholding  for Tax, such guarantor is required to pay such  additional  amount as is  necessary to ensure that the net amount  actually  received by Party B (free and clear of any tax)  will  equal  the  full  amount  Party B  would  have  received  had no  such  deduction  or withholding  been required or (C) in the event that any payment under such  guarantee is made net of deduction or withholding  for Tax, Party A is required,  under Section  2(a)(i),  to make such additional  payment as is  necessary to ensure that the net amount  actually  received by Party B from the guarantor  will equal the full amount Party B would have received had no such  deduction or withholding been required.

         An entity  shall  satisfy the HEDGE  COUNTERPARTY  RATINGS  REQUIREMENT  if (a) either (i) if the entity  is a  Financial  Institution,  the  unsecured,  unguaranteed  and  otherwise  unsupported short-term  debt  obligations  of the  entity  are rated at least  "A-2" by S&P or, if the entity does not have a short-term  unsecured  and  unsubordinated  debt rating from S&P, the  unsecured, unguaranteed  and  otherwise  unsupported  long-term  senior debt  obligations  of the entity are rated  at  least  "BBB+"  by S&P,  or  (ii) if such  entity  is not a  Financial  Institution,  a short-term  unsecured and  unsubordinated  debt rating of "A-1" from S&P, or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating of "A+" from S&P; and (b) either (i) the unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations of such entity  are  rated at  least  "A3" by  Moody's  and the  unsecured,  unguaranteed  and  otherwise unsupported  short-term  debt  obligations of such entity are rated at least "P-2" by Moody's (if such  entity has both a long-term  and  short-term  rating  from  Moody's) or (ii) if such entity does not have a short-term debt rating from Moody's,  the unsecured,  unguaranteed  and otherwise unsupported  long-term  senior  debt  obligations  of such  entity  are  rated at  least  "A3" by
         Moody's.  For the purpose of this definition,  no direct or indirect recourse against one or more shareholders  of the entity (or  against  any Person in control  of, or  controlled  by, or under common control with, any such  shareholder)  shall be deemed to constitute a guarantee,  security or support of the obligations of the entity.

         RATING AGENCY shall mean each of S&P and Moody's.

         RATING AGENCY  CONDITION  means,  with respect to any particular  proposed act or omission to act hereunder  and each Rating  Agency  specified in  connection  with such proposed act or omission, that the party acting or failing to act must consult with each of the specified  Rating  Agencies and receive from each such Rating Agency a prior written  confirmation  that the proposed  action or  inaction  would  not  cause a  downgrade  or  withdrawal  of the  then-current  rating of any
         Certificates.

         ELIGIBLE  REPLACEMENT  means an entity (A) that lawfully could perform the  obligations  owing to
         Party B under this Agreement (or its replacement as applicable)  and (B)(i)  satisfying the Hedge
         Counterparty Ratings  Requirement,  or (ii) whose present and future obligations owing to Party B are guaranteed pursuant to a guarantee provided by a guarantor  satisfying the Hedge Counterparty
         Ratings Requirements and (C) that enters into an indemnification  agreement in form and substance substantially  similar to the  indemnification  agreement,  dated as of June 28, 2007,  among the
         Depositor, the Sponsor, and Party A (the "Indemnification Agreement").

         REPLACEMENT   TRANSACTION  means,  with  respect  to  any  Terminated  Transaction  or  group  of
         Terminated  Transactions,  a transaction or group of transactions  that (A) has terms which would be  effective  to  transfer  to a  transferee  all,  but not less than all,  of Party A's rights, liabilities,  duties and obligations  under this Agreement and all relevant  Transactions,  which terms are identical to the terms of this  Agreement,  other than party names,  dates  relevant to the effective date of such transfer,  tax  representations  (provided that the representations in
         Part  2(a)(i)  are not  modified)  and any  other  representations  regarding  the  status of the substitute  counterparty  of the  type  included  in  Part  5(b)(iv),  Part  5(v)(i)(2)  or  Part
         5(v)(ii),  notice information and account details,  save for the exclusion of provisions relating to  Transactions  that are not  Terminated  Transactions,  or (B) (x)  would  have the  effect of preserving  for  Party  B the  economic  equivalent  of any  payment  or  delivery  (whether  the underlying  obligation  was  absolute  or  contingent  and  assuming  the  satisfaction  of  each applicable  condition  precedent) under this Agreement in respect of such Terminated  Transaction or group of Terminated  Transactions  that would,  but for the  occurrence of the relevant  Early
         Termination  Date,  have been  required  after that  date,  and (y) has terms  which are,  in all material  respects,  no less  beneficial for Party B than those of this  Agreement  (save for the exclusion of  provisions  relating to  Transactions  that are not  Terminated  Transactions),  as determined by Party B.

     (3) It  shall  be a  RATINGS  EVENT  if at any  time  after  the  date  hereof  (A) so long as S&P is currently  rating  the  Certificates  and  either  (i)  if the  Relevant  Entity  is a  Financial
         Institution,  the  unsecured,  unguaranteed  and  otherwise  unsupported  long-term  senior  debt obligations  of each  Relevant  Entity  are  rated  "BBB"  or  below  by S&P or,  the  unsecured, unguaranteed  and otherwise  unsupported  short-term debt obligations of each Relevant Entity are rated  "A-3" or below by S&P (ii) if the  Relevant  Entity is not a  Financial  Institution,  the
         unsecured and  unsubordinated  short-term  debt  obligations  of each  Relevant  Entity are rated
         "A-2"  or  below  from  S&P,  or,  if such  entity  does  not  have a  short-term  unsecured  and unsubordinated  debt rating from S&P, the long-term unsecured and unsubordinated debt obligations are rated "A" or below by S&P or (iii) if at any time  after the date  hereof S&P  withdraws  all of each Relevant  Entity's  ratings and no longer rates any Relevant  Entity (such event,  an S&P
         RATINGS EVENT),  or (B) so long as Moody's is currently  rating the  Certificates  and either (i)
         the unsecured,  unguaranteed and otherwise  unsupported long-term senior debt obligations of each
         Relevant  Entity are unrated or rated  "Baa1" or below by Moody's  (or such rating is  withdrawn)
         or (ii) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt  obligations of each  Relevant  Entity  are  unrated  or  rated  "P-3" or below by  Moody's  (or such  rating  is withdrawn) (such event, a MOODY'S RATINGS EVENT).

     (4) Following  either a Moody's Rating Event or an S&P Ratings Event,  Party A,  at its sole expense, shall use commercially reasonable efforts to, as soon as reasonably  practicable,  (A) furnish an
         Eligible  Guarantee  of  Party  A's  obligations  under  this  Agreement  from a  guarantor  that satisfies the  definition of Hedge  Counterparty  Ratings  Requirement  or (B) effect a Permitted
         Transfer.

(c)  Section  3(a)  of  this   Agreement   is  hereby   amended  to  include  the   following   additional
     representations after paragraph 3(a)(v):

     (vi)  ELIGIBLE  CONTRACT  PARTICIPANT.  It is an  "eligible  contract  participant"  as such  term is defined in Section 35.1 (b) (2) of the  regulations (17 C.F.R.  35) promulgated  under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

     (vii)  INDIVIDUAL  NEGOTIATION.   This  Agreement  and  each  Transaction  hereunder  is  subject  to individual negotiation by the parties.

     (viii)  RELATIONSHIP  BETWEEN  PARTY A AND  PARTY B.  Each of Party A and  Party B will be  deemed to represent  to the other on the date on which it enters into a  Transaction  or an  amendment  thereof that (absent a written  agreement  between  Party A and Party B that  expressly  imposes  affirmative obligations to the contrary for that Transaction):

         (1)      CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this
         Agreement  that it is entering  into the Agreement  and the  Transaction  as principal and not as agent of any  person.  Party B  represents  to Party A on the date on which  Party B enters  into this  Agreement  it is  entering  into the  Agreement  and the  Transaction  in its  capacity  as
         Supplemental Interest Trust Trustee.

         (2)      NON-RELIANCE.  Party A is acting for its own  account  and with  respect to Party B, the
         Supplemental  Interest Trust Trustee is executing this Agreement as  supplemental  interest trust trustee  on behalf  of the  Supplemental  Interest  Trust.  Party A has made its own  independent decisions to enter into that  Transaction  and as to whether that  Transaction  is appropriate or proper for it based upon its own  judgment  and upon advice  from such  advisors as it has deemed necessary.  Party B has been  directed to enter into the  Transaction  pursuant to the PSA. It is not relying on any  communication  (written or oral) of the other party as  investment  advice or as a  recommendation  to enter into that  Transaction;  it being  understood that information and explanations  related  to the terms  and  conditions  of a  Transaction  shall not be  considered investment  advice  or  a  recommendation  to  enter  into  that  Transaction.  No  communication
         (written or oral)  received  from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (3)      EVALUATION AND  UNDERSTANDING.  Party A is capable of evaluating and  understanding  (on its own behalf or through  independent  professional  advice),  and understands and accepts,  the terms,  conditions and risks of this Agreement and each Transaction  hereunder.  Party B has been directed  to enter into the  Transaction  pursuant to the PSA.  It is also  capable of  assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

         (4)      STATUS OF PARTIES.  The other  party is not acting as a  fiduciary  or an advisor for it in respect of that Transaction.

(d)  Section 4 is hereby amended by adding the following new agreement:

     ACTIONS  AFFECTING  REPRESENTATIONS.  Party B agrees not to take any  action  during the term of this
     Agreement or any Transaction  hereunder that renders or could render any of the  representations  and warranties  in this  Agreement  untrue,  incorrect,  or  incomplete,  and, if any event or  condition occurs that renders or could render any such representation untrue,  incorrect, or incomplete,  Party
     B will immediately give written notice thereof to Party A.

(e)  TRANSFER.

         (i)  Section 7 is hereby amended to read in its entirety as follows:

         "Neither  Party A nor Party B is  permitted  to assign,  novate or  transfer  (whether  by way of security or otherwise) as a whole or in part any of its rights,  obligations  or interests  under this  Agreement or any  Transaction  unless (a) the prior  written  consent of the other party is obtained and (b) the Rating Agency  Condition has been satisfied  with respect to S&P;  PROVIDED,
         HOWEVER,  that (i) Party A may make a Permitted  Transfer  of this  Agreement  (a)  pursuant to a consolidation or amalgamation  with, or merger with or into, or transfer of substantially  all of its assets to, another entity, (b) pursuant to Section 6(b)(ii),  in which case,  notwithstanding anything in Section  6(b)(ii) to the  contrary,  consent of Party B will not be required,  (c) at any time at  which a  Collateralization  Event  has  occurred  and is  continuing,  or (d) to any
         Person  that is an office or branch of Party A on at least  five  Business  Days'  prior  written notice to Party B, and (ii) Party B may  transfer  its rights and  obligations  hereunder  in any collateral  assignment  or other  transfer  described in the  definition  of  Permitted  Security
         Interest. Any purported transfer that is not in compliance with this Section will be void.

         In  addition,  Party A may  transfer  this  Agreement  without the prior  written  consent of the
         Supplemental  Interest  Trust Trustee on behalf of Party B but with prior  written  notice to S&P and the Trustee,  to an Affiliate of Party A in respect of which the short-term debt  obligations are rated "P-1" by Moody's and "A-1" by S&P and the long-term  debt  obligations  are rated "Aa3"
         by Moody's and "A+" by S&P,  provided that such transfer  complies with the conditions set out in paragraphs (A) to (G) in the definition of Permitted Transfer below.

         PERMITTED  TRANSFER  means a transfer by novation by Party A to a transferee  (the  "Transferee")
         of Party A's rights,  liabilities,  duties and obligations under this Agreement,  with respect to which transfer each of the following  conditions is satisfied:  (A) the Transferee is an Eligible
         Replacement;  (B) Party A and the Transferee are both "dealers in notional  principal  contracts"
         within  the  meaning  of  Treasury  regulations  section  1.1001-4;  (C) as of the  date  of such transfer the  Transferee  will not be required to withhold or deduct on account of a Tax from any payments  under this  Agreement  unless the  Transferee  will be  required  to make  payments  of additional  amounts pursuant to Section  2(d)(i)(4) of this Agreement in respect of such Tax; (D)
         a Termination  Event or Event of Default does not occur under this  Agreement as a result of such transfer;  (E) the  Transferee  contracts  with Party B  pursuant  to a written  instrument  (the
         "Transfer  Agreement")  (a) (i) on terms which are effective to transfer to the  Transferee  all, but not less than  all,  of Party A's  rights,  liabilities,  duties  and  obligations  under the
         Agreement  and all  relevant  Transactions,  which  terms  are  identical  to the  terms  of this
         Agreement,  other than party names,  dates relevant to the effective  date of such transfer,  tax representations  (provided that the  representations in Part 2(a) are not modified) and any other representations  regarding the status of the  substitute  counterparty,  notice  information  and account  details,  and (ii) each  Rating  Agency  has been  given  prior  written  notice of such transfer,  or (b) (i) on terms that (x) have the effect of  preserving  for Party B the  economic equivalent of all payment and delivery  obligations  (whether absolute or contingent and assuming the  satisfaction  of each  applicable  condition  precedent)  under this  Agreement  immediately before such transfer and (y) are, in all material  respects,  no less beneficial for Party B than the terms of this  Agreement  immediately  before such  transfer,  as  determined by Party B, and
         (ii)  Moody's  has been  given  prior  written  notice of such  transfer  and the  Rating  Agency
         Condition has been satisfied  with respect to S&P; (F) Party A will be responsible  for any costs or expenses  incurred  in  connection  with such  transfer  (including  any  replacement  cost of entering  into a replacement  transaction);  and (G) such  transfer  otherwise  complies with the terms of the PSA.

         Party B will execute such  documentation  as is  reasonably  deemed  necessary by Party A for the effectuation of any transfer under this Section 7."

(f)  PROCEEDINGS.  No Relevant  Entity  shall  institute  against,  or cause any other person to institute against,  or join any other  person in  instituting  against the Trust,  Party B or the  Supplemental
     Interest Trust any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings, or other  proceedings  under any  federal or state  bankruptcy,  dissolution  or similar  law,  for a period  of one year and one day,  or if longer  the  applicable  preference  period  then in  effect, following  payment in full of the  Certificates.  Nothing  shall  preclude,  or be deemed to stop,  a
     Relevant  Entity (i) from taking any action prior to the  expiration of the  aforementioned  one year and one day period,  or if longer the applicable  preference  period then in effect,  in (A) any case or  proceeding  voluntarily  filed or commenced by the Trust,  Party B or the  Supplemental  Interest
     Trust, as applicable,  or (B) any involuntary  insolvency  proceeding  filed or commenced by a Person other than a Relevant  Entity,  (ii) from  commencing  against the Trust Party B or the  Supplemental
     Interest Trust any legal action which is not a bankruptcy,  reorganization,  arrangement, insolvency, moratorium,  liquidation  or similar  proceeding,  or (iii) from  taking  any action  (not  otherwise mentioned in this  paragraph)  which will prevent an impairment of any right afforded to it under the
     PSA as a third party beneficiary.  This provision shall survive termination of this Agreement.

(g)  SUPPLEMENTAL  INTEREST TRUST TRUSTEE CAPACITY.  It is expressly  understood and agreed by the parties hereto that (i) any such  documentation  is executed and delivered by Deutsche  Bank  National  Trust
     Company,  not  individually  or personally but solely as  Supplemental  Interest Trust Trustee of the
     Supplemental  Interest  Trust  under  the  Pooling  and  Servicing  Agreement  pursuant  to which the
     Supplemental  Interest Trust was formed,  in the exercise of the powers and authority  conferred upon and vested in it, and pursuant to instructions set forth therein,  (ii) each of the  representations, undertakings  and  agreements by Deutsche  Bank National  Trust Company is made and intended not as a personal  representation,  undertaking  or agreement of Deutsche Bank  National  Trust  Company,  but solely for the  purpose  of binding  only the  Supplemental  Interest  Trust,  (iii)  nothing  herein contained  shall be construed as imposing any liability  upon Deutsche Bank National  Trust  Company, individually or personally,  to perform any covenant  (either express or implied)  contained  herein, and all such liability,  if any, is hereby  expressly  waived by the parties hereto,  and such waiver shall bind any third party  making a claim by or through one of the  parties  hereto,  and (iv) under no circumstances  shall Deutsche Bank National Trust Company be personally  liable for the payment of any  indebtedness  or expenses of the  Supplemental  Interest  Trust,  or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken  by the Trust under this Confirmation, the Agreement or any related document

(h)  CHANGE  OF  ACCOUNT.  Section  2(b) of this  Agreement  is  hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(i)  PSA.  Party B will  provide  prior  written  notice  pursuant  to the PSA to Party A of any  proposed amendment or  modification  to the PSA and Party B will obtain the prior  written  consent of Party A
     (such  consent not to be  unreasonably  withheld) to any such  amendment or  modification  where such consent is required to be obtained as provided under the terms of the PSA.

(j)  NO SET-OFF.  Except as expressly  provided  for in Section  2(c),  Section 6 hereof or Part  5(u)(vi)
     below,  and  notwithstanding  any other  provision of this  Agreement or any other existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following  sentence:  "The amount, if any, payable in respect of an Early  Termination  Date and  determined  pursuant to this  Section  will be subject to any Set-off.".

(k)  NOTICE OF CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each party agrees,  upon learning of the  occurrence or existence of any event or condition  that  constitutes  (or that with the giving of notice or passage of time or both  would  constitute)  an Event of Default or  Termination  Event with  respect to such party,  promptly to give the other  party  notice of such event or  condition  (or, in lieu of giving notice of such  event or  condition  in the case of an event or  condition  that  with the  giving of notice or passage  of time or both would  constitute  an Event of Default or  Termination  Event with respect to the party,  to cause such event or condition to cease to exist before becoming an Event of
     Default or  Termination  Event);  PROVIDED that failure to provide  notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(l)  REGARDING  PARTY  A.  Party  B  acknowledges  and  agrees  that  Party A has  had  and  will  have no involvement  in and,  accordingly  Party A accepts  no  responsibility  for:  (i) the  establishment, structure,  or choice of assets of Party B; (ii) the selection of any person performing  services for or acting on behalf of Party B; (iii) the  selection of Party A as the  counterparty;  (iv) the terms of the  Certificates;  (v) the  preparation  of or passing on the  disclosure  and other  information contained  in any  offering  circular  for the  Certificates,  the PSA,  or any other  agreements  or documents  used by Party B or any  other  party in  connection  with  the  marketing  and sale of the
     Certificates  (other than  information  provided in writing by Party A for purposes of the disclosure document relating to the  Certificates);  (vi) the ongoing  operations and administration of Party B, including the furnishing of any information to Party B which is not specifically  required under this
     Agreement; or (vii) any other aspect of Party B's existence.

(m)  RATING AGENCY  APPROVAL ON AMENDMENT.  In addition to the  requirements  of Section 9, this Agreement will not be amended unless Party B shall have obtained  satisfaction  of the Rating Agency  Condition with respect to each Rating Agency other than Moody's.

(n)  JURISDICTION.  Section  13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph
     (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(o)  LIMITED  RECOURSE.  The  liability  of Party B in relation  to this  Agreement  and any  Confirmation hereunder  is limited in recourse to the assets of Party B and  payments  of  interest  proceeds  and principal  proceeds  thereon applied in accordance with the terms of the PSA. Upon application of all of the assets of Party B (and  proceeds  thereon) in  accordance  with the PSA,  Party A shall not be entitled  to take any  further  steps  against  Party B to  recover  any sums  due but  still  unpaid hereunder or thereunder,  all claims in respect of which shall be  extinguished  and shall not revive nor be reinstated.  It is understood  that the foregoing  provisions  shall not (i) prevent  recourse against  Party B for the sums due or to become due under any  security,  instrument  or  agreement of
     Party B (subject  to the  priority  of payments  set forth in the PSA) or (ii)  constitute  a waiver, release or discharge of any  obligation  of Party B arising under this  Agreement  until the proceeds have been applied in accordance with the PSA.

(p)  WAIVER OF JURY TRIAL.  EACH PARTY WAIVES,  TO THE FULLEST  EXTENT  PERMITTED BY  APPLICABLE  LAW, ANY
     RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT,  ACTION OR  PROCEEDING  RELATING TO THIS
     AGREEMENT OR ANY CREDIT SUPPORT DOCUMENT.  EACH PARTY CERTIFIES (I) THAT NO REPRESENTATIVE,  AGENT OR
     ATTORNEY OF THE OTHER PARTY OR ANY CREDIT SUPPORT PROVIDER HAS  REPRESENTED,  EXPRESSLY OR OTHERWISE,
     THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH A SUIT,  ACTION OR PROCEEDING,  SEEK TO ENFORCE
     THE  FOREGOING  WAIVER AND (II)  ACKNOWLEDGES  THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER
     INTO THIS  AGREEMENT AND PROVIDE FOR ANY CREDIT  SUPPORT  DOCUMENT,  AS  APPLICABLE,  BY, AMONG OTHER
     THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(q)  CONSENT TO  RECORDING.  Each party (i) consents to the recording of the  telephone  conversations  of trading  and  marketing  personnel  of the  parties  and their  Affiliates  in  connection  with this
     Agreement  or any  potential  transaction  and (ii) if  applicable,  agrees to obtain  any  necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(r)  SEVERABILITY.  If any term, provision,  covenant, or condition of this Agreement,  or the application thereof to any party or  circumstance,  shall be held to be  illegal,  invalid or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants and conditions hereof shall  continue in full force and effect as if this  Agreement  had been  executed  with the illegal, invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without  material change,  the original  intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement  will not  substantially  impair the respective benefits or expectations of the parties to this Agreement.

(s)  ESCROW  PAYMENTS.  If (whether by reason of the time difference  between the cities in which payments or  deliveries  are to be  made  or  otherwise)  it is not  possible  for  simultaneous  payments  or deliveries  to be made on any date on which both parties are required to make  payments or deliveries hereunder,  either party may at its option and in its sole discretion notify the other party (Section
     2(b) of this  Agreement  notwithstanding)  that payments or deliveries on that date are to be made in escrow (such party being the "Appointing  Party").  In this case,  deposit of the payment or delivery due earlier on that date will be made by 2.00 pm (local time at the place for the earlier  payment or delivery)  on that date  with an escrow  agent  selected  by the  Appointing  Party,  accompanied  by irrevocable payment or delivery  instructions (i) to release the deposited payment or delivery to the intended  recipient  upon receipt by the escrow agent of the  required  deposit of the  corresponding payment or  delivery  from the other party on the same date  accompanied  by  irrevocable  payment or delivery  instructions  to the same  effect,  or (ii) if the  required  deposit of the  corresponding payment or delivery is not made on that same date,  to return the  payment or delivery  deposited  to the party that paid or  delivered  it into  escrow.  The  Appointing  Party will pay all costs of the escrow  arrangements.  The  Appointing  Party  will  bear the risk of any  failure  of the  entity it nominates to be its escrow agent to fully and promptly  perform the  obligations of such escrow agent as  contemplated  in this Part 5(s) Any amounts payable or deliveries to be made under this Agreement by the Appointing  Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the  Appointing  Party as of such date  (assuming  timely payment or delivery on the due date of amounts  payable or  deliveries  to be made by the other  party  hereto).
     Any amounts or deliveries  due from the other party,  which have been paid or delivered to the escrow agent in accordance with this Part 5(s) (and any  instructions  in connection  therewith given to the other party by the Appointing  Party) shall be treated as having been paid or delivered by such other party and  received by the  Appointing  Party as of the date on which they were paid or  delivered to the Appointing  Party's escrow agent.  The Appointing  Party shall cause the escrow  arrangements  to provide that the other party shall be entitled to interest on any payment due to be  deposited  first for each day in the period of its  deposit at the rate  offered by the escrow  agent for that day for overnight  deposits in the relevant  currency in the office where it holds that deposited payment (at
     11:00 a.m.  local time on that day) if that  payment is not  released by to the other party 5:00 p.m.
     local time on the date it is deposited for any reason other than the intended  recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion.
(t)  TAX.  Notwithstanding  the  definition of  "Indemnifiable  Tax" in Section 14 of this  Agreement,  in relation to payments by Party A, any Tax shall be an  Indemnifiable  Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

     Section  2(d)(i)(4)  shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional  amounts referred to therein.

(u)  CALCULATIONS.  Notwithstanding  anything to the contrary in this Agreement,  if an Early  Termination
     Date has been  designated  as a result of an Event of Default in respect of which  Party A is (A) the sole Affected Party (other than pursuant to an Illegality or Tax Event) or (B) the  Defaulting  Party
     in respect of any Event of Default, Market Quotation and paragraphs (i) to (vii) below will apply:

(i)      The  definition  of "Market  Quotation"  shall be deleted in its entirety  and replaced  with the following:

           ""MARKET  QUOTATION" means, with respect to one or more Terminated  Transactions,  a Firm Offer
           (which may be solicited by either Party A or Party B) which is:

           (1)    made by an Eligible Replacement;

           (2)    for an amount  that  would be paid to Party B  (expressed  as a  negative  number) or by
           Party B (expressed as a positive number) in  consideration of an agreement  between Party B and such Eligible Replacement to enter into a Replacement Transaction;

           (3)    made on the basis  that  Unpaid  Amounts in respect  of the  Terminated  Transaction  or group of  Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that  would,  but for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition  precedent) after that Early  Termination Date is to be included."

(ii)     In  determining  whether  or not a Firm  Offer  satisfies  clause  (B)(y)  of the  definition  of
     Replacement  Transaction,  and whether or not a proposed  transfer  satisfies clause  (E)(b)(i)(y) of the definition of Permitted Transfer, Party B shall act in a commercially reasonable manner.

(iii)    The  definition  of  "Settlement  Amount"  shall be deleted in its entirety and replaced with the following:

           ""SETTLEMENT AMOUNT" means, with respect to any Early Termination Date:

           (1)    if, on or prior to such Early  Termination  Date,  a Market  Quotation  for the relevant
           Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B so as to become legally binding,  the Termination  Currency  Equivalent of the amount (whether  positive or negative) of such Market Quotation;

           (2)    if, on such Early  Termination  Date, no Market  Quotation  for the relevant  Terminated
           Transaction  or group of Terminated  Transactions  has been accepted by Party B so as to become legally  binding  and one or more  Market  Quotations  from  Approved  Replacements  have  been communicated  to Party B and remain  capable of becoming  legally  binding upon  acceptance  by
           Party B, the Termination  Currency  Equivalent of the amount (whether  positive or negative) of the lowest of such  Market  Quotations  (for the  avoidance  of doubt,  (i) a Market  Quotation expressed  as a  negative  number is lower  than a Market  Quotation  expressed  as a  positive number and (ii) the lower of two Market  Quotations  expressed  as negative  numbers is the one with the largest absolute value); or

           (3)    if, on such Early  Termination  Date, no Market  Quotation  for the relevant  Terminated
           Transaction  or  group of  Terminated  Transactions  is  accepted  by  Party B so as to  become legally binding and no Market  Quotations from Approved  Replacements have been communicated to
           Party B and remain capable of becoming  legally  binding upon  acceptance by Party B, Party B's
           Loss  (whether  positive  or negative  and without  reference  to any Unpaid  Amounts)  for the relevant Terminated Transaction or group of Terminated Transactions."

(iv)     At any time on or before the Early  Termination Date at which two or more Market  Quotations from
     Approved  Replacements  have been  communicated  to Party B and remain  capable of  becoming  legally binding  upon  acceptance  by Party B, Party B shall be  entitled  to accept  only the lowest of such
     Market  Quotations  (for the  avoidance  of doubt,  (i) a Market  Quotation  expressed  as a negative number is lower than a Market  Quotation  expressed  as a  positive  number and (ii) the lower of two
     Market Quotations expressed as negative numbers is the one with the largest absolute value).

(v)      If  Party B  requests  Party  A in  writing  to  obtain  Market  Quotations,  Party  A shall  use reasonable efforts to do so before the Early Termination Date.

(vi)     If the Settlement  Amount is a negative  number,  Section  6(e)(i)(3) of this Agreement  shall be deleted in its entirety and replaced with the following:

      ""Second  Method and Market  Quotation." If Second Method and Market  Quotation  apply,  (1) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in respect of the Terminated  Transactions,  (2) Party B shall pay to Party A the Termination  Currency Equivalent of the  Unpaid  Amounts  owing  to  Party A and (3)  Party A shall  pay to  Party B the  Termination
      Currency  Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts  payable under (2) and (3) shall be subject to netting in  accordance  with  Section  2(c) of this  Agreement and (ii)  notwithstanding  any other  provision  of this  Agreement,  any amount  payable by Party A under (3) shall not be netted against any amount payable by Party B under (1)."

(vii)    For purposes of this Part 5(u),

      "FIRM  OFFER"  means an offer  which,  when made,  was  capable of  becoming  legally  binding  upon acceptance.

(v)  RATING AGENCY  NOTIFICATIONS.  Notwithstanding any other provision of this Agreement,  this Agreement shall not be amended,  no Early  Termination Date shall be effectively  designated by Party B, and no transfer of any rights or obligations  under this  Agreement  shall be made (other than a transfer of all of Party A's rights and  obligations  with respect to this Agreement in accordance with Part 5(e)
     above) unless each Rating Agency has been given prior written notice of such  amendment,  designation or transfer.

(w) APPLICABLE  RATING AGENCY.  Rating triggers and other Rating  Agency-related  provisions  herein apply only  for so long  as  that  particular  Rating  Agency  is  rating  the  securities  to  which  this
     Transaction applies.

(x)  TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the  contrary in
     Section  6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under Section
     6(e) from  Party B to Party A will be paid by Party B from  amounts  other than any  upfront  payment paid to Party B by an Eligible  Replacement  that has entered  into a  Replacement  Transaction  with
     Party B, then such Unfunded  Amount shall be due on the next subsequent  Distribution  Date following the date on which the payment  would have been  payable as  determined  in  accordance  with  Section
     6(d)(ii),  and on any subsequent  Distribution Dates until paid in full (or if such Early Termination
     Date is the final Distribution Date, on such final Distribution  Date);  provided,  however,  that if the date on which the payment  would have been  payable as  determined  in  accordance  with  Section
     6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(y)  SAFE HARBORS.  Each party to this Agreement acknowledges that:

     (i) This  Agreement,  including  any Credit  Support  Document,  is a "master  netting  agreement" as defined in the U.S.  Bankruptcy Code (the "Code"),  and this Agreement,  including any Credit Support
     Document,  and each  Transaction  hereunder  is of a type set forth in Section  561(a)(1)-(5)  of the
     Code;

     (ii)Party A is a "master netting  agreement  participant" and a "swap  participant" as defined in the
     Code;

     (iii)        The remedies  provided  herein,  and in any Credit  Support  Document,  are the remedies referred to in Section  561(a),  Sections  362(b)(6),  (7), (17) and (27),  and Section 362(o) of the
     Code;

     (iv)All transfers of cash,  securities or other property under or in connection  with this Agreement, any  Credit  Support  Document  or any  Transaction  hereunder  are  "margin  payments,"  "settlement payments" and/or  "transfers" under Sections 546(e),  (f), (g) or (j), and under Section 548(d)(2) of the Code; and

     (v) Each obligation under this Agreement,  any Credit Support  Document or any Transaction  hereunder is an  obligation  to make a "margin  payment,"  "settlement  payment"  and/or  "payment"  within the meaning of Sections 362, 560 and 561 of the Code.

(z)  TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii) is hereby amended (i) by deleting the words
     "or if a Tax Event Upon Merger  occurs and the Burdened  Party is the Affected  Party," and the words
     ", which  consent  will not be withheld if such other  party's  policies in effect at such time would permit  it to enter  into  transactions  with  the  transferee  on the  terms  proposed"  and (ii) by deleting the words "to transfer"  and  inserting  the words "to effect a Permitted  Transfer" in lieu thereof.

(aa) ADDITIONAL DEFINITIONS.

     "Approved  Replacement"  means,  with  respect to a Market  Quotation,  an entity  making such Market
     Quotation,  which  entity  would  satisfy  conditions  (a),  (b),  (c) and (d) of the  definition  of
     Permitted  Transfer  (as  determined  by Party B in its sole  discretion,  acting  in a  commercially reasonable  manner) if such entity  were a  Transferee,  as defined in the  definition  of  Permitted
     Transfer.

(bb) COMPLIANCE WITH REGULATION AB

(i)  Party A agrees and  acknowledges  that it is required under Regulation AB under the Securities Act of
     1933,  as  amended,  and the  Securities  Exchange  Act of 1934,  as  amended  (the  "Exchange  Act")
     ("Regulation  AB"),  to disclose  certain  information  regarding  Party A or its group of affiliated entities,  if applicable,  depending on the aggregate  "significance  percentage" of the  Transaction under this Agreement and any other  derivative  contracts  between Party A or its group of affiliated entities,  if applicable,  and Party B, as calculated  from time to time in accordance with Item 1115 of Regulation AB.

     (ii)It shall be a swap  disclosure  event  ("Swap  Disclosure  Event") if, on any Business Day during the  term  of the  Transaction  hereunder,  the  Sponsor  requests  (in  writing)  from  Party  A the applicable  financial  information  described in Item 1115 of Regulation AB (such request to be based on a  reasonable  determination  by the Sponsor,  in good faith,  that such  information  is required under  Regulation  AB as a result of the  aggregate  "significance  percentage"  exceeding  10%) (the
     "Swap Financial Disclosure").

     (iii)        Upon the occurrence of a Swap Disclosure Event,  Party A, at its own expense,  shall (a)
     provide to Residential  Funding  Company,  LLC (the  "Sponsor") the Swap  Financial  Disclosure,  (b)
     secure another entity to replace Party A as party to this  Agreement on terms  substantially  similar to this  Agreement  and  subject  to  prior  notification  to the  Rating  Agencies,  provided,  that satisfaction  of the Rating  Agency  Condition  in relation to S&P shall be required for any transfer of any  Transactions  under  this  clause  (iii)  unless  such  transfer  is in  connection  with the assignment and assumption of this Agreement by such substitute  counterparty  without modification of its terms,  other than the following  terms:  party name,  dates  relevant to the  effective  date of such  transfer,  tax  representations  (provided  that  the  representations  in  Part  2(a)  are not modified) and any other  representations  regarding the status of the substitute  counterparty of the type  included in Section  (c) of this Part 5 and notice  information  (in which case,  Party A shall provide  written notice to S&P with respect  thereto),  which entity (or a guarantor  therefor) meets or exceeds the Hedge  Counterparty  Ratings  Requirement  and which entity is able to comply with the financial  information  disclosure  requirements  of  Item  1115 of  Regulation  AB or (c)  obtain  a guaranty of the Party A's  obligations  under this Agreement from an affiliate of the Party A that is able to comply with the  financial  information  disclosure  requirements  of Item 1115 of Regulation
     AB,  such  that  disclosure  provided  in  respect  of the  affiliate  will  satisfy  any  disclosure requirements  applicable with respect to the  Counterparty,  and cause such affiliate to provide Swap
     Financial  Disclosure.  If permitted by Regulation AB, any required Swap Financial  Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(cc) THIRD PARTY  BENEFICIARY.  The Sponsor shall be an express third party  beneficiary of this Agreement as if a party hereto to the extent of the Sponsor's rights explicitly specified herein.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                      CREDIT SUISSE INTERNATIONAL                         DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY
                                                                          BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE
                                                                          SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO THE RALI SERIES 2007-QH6
                                                                          TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES
                                                                          2007-QH6

By:                                                                       By:
Name:                                                                     Name:
Title:                                                                    Title:

By:
Name:
Title:

         [GRAPHIC OMITTED][GRAPHIC OMITTED]

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

External ID: 53101628NOV
         [GRAPHIC OMITTED][GRAPHIC OMITTED]

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                                                  Registered Office as above.
                                                                  Registered with unlimited liability
                                                                  in England under No. 2500199
                                                                  Authorised and regulated by The
                                                                  Financial Services Authority
                                                                  VAT No: GB 447 0737 41

                                          FACSIMILE COVER SHEET

To:                                 Goldman Sachs & Co.

To:                                 Deutsche  Bank  Trust  Company  Americas,   not  in  its  individual
                                    capacity  but  solely as  Supplemental  Interest  Trust  Trustee  on behalf of the  Supplemental  Interest Trust with respect to the RALI
                                    Series   2007-QH6   Trust,   Mortgage   Asset-Backed    Pass-Through
                                    Certificates, Series 2007-QH6
Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               25 June 2007

Pages (including cover page):               5

Our Reference No: External ID: 53251885NOV / Risk ID: 447862035

Credit Suisse  International  has entered into a transaction  with you as attached.  Please find attached a  letter  agreement  (the  "Confirmation")  which  confirms  the  terms  and  conditions  of  the  above transaction.

If you agree with the terms  specified  therein,  PLEASE  ARRANGE FOR THE  CONFIRMATION  TO BE SIGNED BY
YOUR AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:                                                   FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370                                             Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119
Facsimile number: (917) 326-8603                                              Facsimile number: (212) 325-8173
Email: list.otc-inc-accept-ny@credit-suisse.com
FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile  is intended  only for the use of the  individual  or entity to which it is addressed and may contain  information  which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for  delivering  the message to the intended  recipient,  you are hereby  notified  that any  dissemination,  distribution  or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                          NOVATION CONFIRMATION

Date:    25 June 2007

To:      Goldman Sachs & Co.

To:  Deutsche Bank Trust Company  Americas,  not in its individual  capacity but solely as  Supplemental
Interest  Trust  Trustee on behalf of the  Supplemental  Interest  Trust with respect to the RALI Series
2007-QH6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QH6

From:    Credit Suisse International "CSIN"

Re:      Novation Transaction

External ID: 53251885NOV
______________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and  conditions  of the Novation  Transaction entered into between the parties and effective  from the Novation  Date  specified  below.  This Novation
Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1.       The definitions  and provisions  contained in the 2004 ISDA Novation  Definitions  (the
"Definitions")  and the terms and provisions of the 2000 ISDA  definitions  (the "Product  Definitions"), each as published by the International Swaps and Derivatives  Association,  Inc. and amended from time to time, are  incorporated  in this Novation  Confirmation.  In the event of any  inconsistency  between (i)
the  Definitions,  (ii) the Product  Definitions  and/or (iii) the Novation  Agreement  and this Novation
Confirmation,  this Novation  Confirmation  will govern.  In the event of any  inconsistency  between the
Novation  Confirmation and the New Confirmation,  the New Confirmation will govern for the purpose of the
New Transaction.

         2.       The terms of the Novation  Transaction to which this Novation  Confirmation relates are as follows:

              Novation Date:                                                    28 June 2007

              Novated Amount:                                                   USD 575,327,680.35

              Transferor:                                                       Goldman Sachs & Co.
              Transferee:                                                       Deutsche Bank Trust Company  Americas,  not in its individual  capacity but  solely as  supplemental  interest  trust  trustee on behalf of the supplemental  interest  trust  created  under the Pooling and Servicing
                                                                                Agreement in respect of RALI 2007-QH6 Trust

              Remaining Party:                                                  Credit Suisse International

              New Agreement (between Transferee and Remaining Party):           1992 ISDA Master Agreement dated as of
                                                                                28 June 2007

         3.       The terms of the Old  Transaction  to which this  Novation  Confirmation  relates,  for identification purposes, are as follows:

              Trade Date of Old Transaction:                                                         25 June 2007
              Effective Date of Old Transaction:                                                     28 June 2007
              Termination Date of Old Transaction:                                                   25 June 2012

         4.       The terms of the New Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

              Full First Calculation Period:                                                      Applicable

5.       Miscellaneous Provisions:

              Non-Reliance:                                                                       Applicable

In connection  with the  obligation of CSIN to pay its  counterparty  on 28 June 2007, the Upfront Amount
(as  defined in the Old  Transaction),  under the terms of the Old  Transaction,  the  Transferor  hereby acknowledges  receipt  of such  amount  from  CSIN on such  date and  agrees  to pay such  amount  to the
Transferee on the Novation Date.

For the purpose of  facilitating  this  Transaction,  an  Affiliate  of CSIN,  which is  organized in the
United States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International  is authorized  and  regulated by the Financial  Services  Authority and has entered into this  transaction as principal.  The time at which the above  transaction  was executed will be notified to the parties on request.

  The parties confirm their acceptance to be bound by this Novation  Confirmation as of the Novation Date by  executing a copy of this  Novation  Confirmation  and  returning it to us. The  Transferor,  by its execution of a copy of this Novation Confirmation,  agrees to the terms of the Novation Confirmation as it  relates  to the Old  Transaction.  The  Transferee,  by its  execution  of a copy of this  Novation
  Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.

Credit Suisse International

By: ________________________________
 Name:
 Title:

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental
Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the RALI Series
2007-QH6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QH6

By: ________________________________
 Name:
 Title:

Goldman Sachs & Co.

By:________________________________
     Name:
     Title:

Our Reference No: External ID: 53251885NOV / Risk ID: 447862035

                                                EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.